As filed with the Securities and Exchange Commission on January 30, 2009

1933 Act File No. 333-88715

1940 Act File No. 811-9613

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No:	☐

Post-Effective Amendment No: 19	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No: 20

LEGG MASON INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

100 Light Street

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (410) 539-0000

Copies to:

RICHARD M. WACHTERMAN, ESQ.	ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC	Kirkpatrick & Lockhart Preston
100 Light Street	Gates Ellis LLP
Baltimore, Maryland 21202	1601 K Street, N.W.
(Name and address of agent for service)	Washington, D.C. 20006-1600

It is proposed that this filing will become effective:

☐  immediately upon filing pursuant to Rule 485(b)

☒  on February 1, 2009, pursuant to Rule 485(b)

☐  60 days after filing pursuant to Rule 485(a)(1)

☐  on, pursuant to Rule 485(a)(1)

☐  75 days after filing pursuant to Rule 485(a)(2i)

☐  on , pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Legg Mason Investment Trust, Inc.

Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Legg Mason Opportunity Trust

Part A –Class A, Class C, Institutional Class, Financial Intermediary Class and Class R Prospectus

Legg Mason Opportunity Trust
Part B - Statement of Additional Information

Class A, Class C, Institutional Class, Financial Intermediary Class and Class R Shares

Part C - Other Information

Signature Page

Exhibits

Legg Mason Opportunity Trust

Class A
Class C
Class R
Financial Intermediary Class
Institutional Class
Prospectus

February 1, 2009

The shares offered by this Prospectus are subject to various fees and expenses, which may include distribution and service (12b-1) fees. See "Fees and Expenses of the Fund" on page 14 and "Distribution Plan" on page 16.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

Table of Contents

About the fund:

1	Investment objective and policies

3	Principal risks

11	Performance

14	Fees and expenses of the fund

16	Distribution plan and other compensation to dealers

18	Management

About your investment:

20	Shareholder eligibility

24	How to invest

35	How to redeem your shares

38	Account policies

44	Services for investors

46	Distributions and taxes

48	Portfolio holdings disclosure policy

49	Financial highlights

Investment Objective and Policies

Legg Mason Opportunity Trust (the "fund"), a fund of Legg Mason Investment Trust, Inc. ("Investment Trust"), offers five classes of shares: Class A, Class C, Class R, Financial Intermediary Class and Institutional Class. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution and shareholder servicing arrangements and different eligibility requirements for investing. (See "Fees and Expenses of the Fund" beginning on page 14 and "Shareholder Eligibility" beginning on page 20).

Investment Objective: Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests in securities, derivatives and other financial instruments that, in the adviser's opinion, offer the opportunity for long-term growth of capital.

The adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies (including hedge funds and private equity funds), and foreign investment companies; securities issued by exchange-traded funds; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; commodity-linked derivatives; and other instruments. Further, the fund may engage to a substantial degree in short sales of securities and other instruments. Short sales may be used to hedge or substantially offset long positions held by the fund, but also may be unrelated to any long positions held by the fund. The fund may also borrow money for investment purposes, in amounts up to 10% of the fund's net assets, a practice known as "leveraging." Although the adviser considers ratings

Legg Mason Opportunity Trust

in determining whether securities convertible into common stock or debt securities are appropriate investments for the fund, such securities may include investments rated below investment grade, commonly known as "junk bonds" and unrated securities.

The adviser may decide to sell investments and to close out short positions given a variety of circumstances, such as when an investment no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling or to realize gains or limit losses.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market, economic or other situations, the fund may invest without limit in cash, money market instruments, bonds or other debt securities. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

* * * * *

The fund's investment objective is non-fundamental and may be changed by Investment Trust's Board of Directors ("Board of Directors") without shareholder approval.

Legg Mason Opportunity Trust

Principal Risks

IN GENERAL:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The fund's flexible investment strategy may make it difficult for an investor to evaluate the future risk profile of an investment in the fund because of the adviser's ability to significantly change the composition of the fund's investments. The fund is subject to the risk that poor security selection will cause the fund to underperform its benchmark or other funds with similar objectives.

Additionally, the fund's use of specialized investment strategies such as short sales, options, futures, other derivatives, investment in privately placed securities, and borrowing for investment purposes creates additional risks not found in mutual funds that do not engage in these strategies. The fund's adviser has broad discretion to allocate substantial amounts of the fund's assets to these specialized investment strategies, the risks of which are set forth in this Principal Risks section. Therefore the fund's exposure to these risks may be substantial.

EQUITY SECURITIES:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock. At different times, the fund's performance may be especially subject to the performance of the specific industries and sectors that are selected by the adviser.

It is anticipated that some of the portfolio securities may not be widely traded, and that the fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or

Legg Mason Opportunity Trust

impossible for the fund to dispose of such securities at a desired time or price and the fund may lose money as a result of any such sales or be forced to retain a security in which the adviser or the market has lost confidence.

The adviser may at times emphasize a "value" approach to investing, and may at other times emphasize a "growth" approach:

The "value" approach to investing involves the risk that "value" stocks may remain undervalued. "Value" stocks as a group may be out of favor and underperform the overall stock market for a long period of time.

The "growth" approach to investing involves the risk that "growth" stocks may react with greater volatility to negative forecasts concerning particular stocks, industries, sectors or the economy in general. "Growth" stocks as a group may be out of favor and underperform the overall stock market for a long period of time.

COMPANY RISK:

The fund invests in securities that often involve certain special circumstances that the adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

SMALL AND MID-SIZED COMPANY SECURITIES:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. Small-sized companies may also be more difficult to value because few, if any, investment researchers follow them.

SECURITIES OF OTHER INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS:

Investing in securities issued by investment companies and exchange-traded funds (ETFs) involves risks similar to those of investing directly in the securities

Legg Mason Opportunity Trust

and other assets held by the investment company or ETF. In addition, these investments typically result in additional costs, including management and/or advisory fees, operating expenses and transaction charges. Investing in hedge funds and other privately offered funds involves the additional risks of limited liquidity and potentially significant volatility.

REAL ESTATE INVESTMENT TRUSTS:

Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

FOREIGN MARKETS:

Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risks. These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

DEBT SECURITIES:

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by the fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of the fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

Legg Mason Opportunity Trust

Debt securities rated BBB/Baa or better by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc., and unrated securities considered by the adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as "junk bonds," which the fund may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Securities rated below BBB/Baa and unrated securities of equivalent quality may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund. Moody's Investors Service, Inc. considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics.

CONVERTIBLE SECURITIES:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

OPTIONS, FUTURES AND OTHER DERIVATIVES:

Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset.

Legg Mason Opportunity Trust

Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

Derivatives involve special risks and costs and may result in losses to the fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the fund will depend on the investment adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund. The fund's use of derivatives may also increase the amount it is required to distribute to shareholders to maintain its status as a registered investment company, and thus the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the fund.

Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates.

If the fund "sells protection" on credit default swaps relating to a corporate debt security, the fund would be required to pay the par (or other agreed-upon) value of that debt security to the counterparty in the event of a default on the debt security (or other agreed upon event). As a result, losses on credit default swaps can be sudden and substantial. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the fund would keep the stream of payments and would

Legg Mason Opportunity Trust

have no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the notional (or face) amount of the swap, which is the amount used to calculate payments on the contract.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio or attempt to increase the fund's return upon the default of a debt security that it does not own, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The fund will not use swaps to assume a type or degree of risk that the fund could not assume directly under its stated investment policies and limitations.

COMMODITY DERIVATIVES:

Commodity derivatives are derivatives in which the underlying asset is a commodity or has the characteristics of a commodity. Investments in commodity derivatives entail significant risk, including risk of loss of a significant portion of their principal value. Because the performance of these investments is derived from the underlying commodity prices, these investments are subject to the movements of prices in the potentially volatile commodity markets. These investments may also create leverage and as a result may cause the fund to increase or decrease in value more quickly than would an investment in the underlying asset.

PRIVATELY PLACED SECURITIES:

Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the fund's ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the fund may need to determine a fair value for these holdings under policies approved by the Board of Directors.

Legg Mason Opportunity Trust

NON-DIVERSIFICATION:

The fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the performance of the fund is likely to be more volatile and the value of its shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

SHORT SALES:

A short sale involves the sale by the fund of a security or other asset that it does not own, i.e., that is borrowed from a third party, with the hope of purchasing the same asset at a later date at a lower price. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the fund may be required to pay in connection with the short sale. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short. Such transactions create leverage (see "Leveraging").

SEGREGATED ASSETS:

In connection with certain transactions that may give rise to future payment obligations, the fund may be required to maintain a segregated amount of cash or highly liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund's assets could affect its portfolio management.

LEVERAGING:

Leverage is the ability to earn a return on a capital base that is larger than the fund's net assets. Use of leverage can magnify the effects of changes in the value of the fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. For example, if the fund borrows money to buy securities and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To

Legg Mason Opportunity Trust

repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. The fund will also incur interest expense on any money borrowed.

Certain other investment techniques that the fund may utilize may also create leverage. For example, the fund may experience the effects of leveraging when selling securities short, entering into reverse repurchase agreements, futures, forward contracts, dollar rolls, or derivatives, and other instruments.

* * * * *

ADDITIONAL RISK DISCLOSURE:

Funds of funds investments – The fund may be an investment option for other Legg Mason-advised mutual funds that are managed as "funds of funds." As a result, from time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund of funds' portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. The adviser may take such actions as it deems appropriate to minimize any adverse impact, considering the potential benefits of such investments to the fund and consistent with its obligations to the fund.

Legg Mason Opportunity Trust

Performance

The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. The bar chart and the quarter return information show the total return of the fund's Class C shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown for certain periods. Annual returns assume reinvestment of all distributions, if any. Historical performance of the fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

Class C Shares*

Year-by-year total return as of December 31 of each year (before taxes) (%):

*  On February 1, 2009, Primary Class shares were renamed Class C shares. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge for shares bought by investors on and after that date and redeemed within one year of purchase.

Legg Mason Opportunity Trust

During the past nine calendar years:

	Quarter Ended	Total Return
Best quarter:	June 30, 2003	38.29%
Worst quarter:	December 31, 2008	-41.36%

The table below shows the fund's average annual total returns before taxes for all classes that have been in operation for a full calendar year. In addition, returns after taxes are shown for Class C shares to illustrate the effect of federal taxes on fund returns. The table also shows returns before taxes for the Standard & Poor's 500 Index ("S&P 500 Index"), a market capitalization-weighted index, composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market. Unlike the bar chart, the performance table reflects the impact of the contingent deferred sales charge to Class C in the first year, and, where indicated, the performance for Class C shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period.

Average Annual Total Returns

For the periods ended December 31, 2008:

Opportunity Trust (a)	1 Year	5 Years	Life of Class
Class C Shares (b) –
Return Before Taxes	-65.80%	-14.10%	-4.43	%(d)
Return After Taxes on Distributions (c)	-66.38%	-14.64%	-4.89	%(d)
Return After Taxes on Distributions and Sale of Fund Shares (c)	-40.35%	-10.31%	-3.03	%(d)
Class R Shares –
Return Before Taxes	-65.32%	N/A	-41.46	%(e)
Financial Intermediary Class Shares –
Return Before Taxes	-65.20%	N/A	-14.26	%(f)
Institutional Class Shares –
Return Before Taxes	-65.15%	-13.20%	-4.19	%(g)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-3.60	%(h)

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's returns before taxes and the fund's returns after taxes on distributions because the loss generates a tax benefit that is factored into the result.

(a)  Class A shares of the fund have not yet commenced operations as of the date of this Prospectus. As such, the class does not have a full calendar year of performance information to report. Each share class is invested in

Legg Mason Opportunity Trust

the same portfolio of securities. Therefore, annual total returns for Class A shares would differ from those of Class C shares only to the extent that Class A shares would pay different expenses, and have different returns, than Class C shares.

(b)  On February 1, 2009, Primary Class shares were renamed Class C shares. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge for shares bought by investors on and after that date and redeemed within one year of purchase.

(c)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's other classes will differ from those shown above for Class C shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

(d)  December 30, 1999 (commencement of operations) to December 31, 2008.

(e)  December 28, 2006 (commencement of operations) to December 31, 2008.

(f)  February 13, 2004 (commencement of operations) to December 31, 2008.

(g)  June 26, 2000 (commencement of operations) to December 31, 2008.

(h)  For the period December 31, 1999 to December 31, 2008.

Legg Mason Opportunity Trust

Fees and Expenses of the Fund

The tables below describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares	Class R Shares	Financial Intermediary Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%(a)	None	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(b)	1.00%(c)	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fee	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Class A Shares		Class C Shares	Class R Shares		Financial Intermediary Class Shares		Institutional Class Shares
Management Fees	0.76%		0.76%	0.76%		0.76%		0.76%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	0.50	%(d)	0.25	%(d)	None
Other Expenses (g)	0.46	%(e)	0.46%	0.62%		0.49%		0.42%
Acquired Fund Fees and Expenses (f)	0.07%		0.07%	0.07%		0.07%		0.07%
Total Annual Fund Operating Expenses	1.54%		2.29%	1.95%		1.57%		1.25%

(a)  The initial sales charge is reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more.

Legg Mason Opportunity Trust

(b)  A contingent deferred sales charge of 1.00% applies on certain redemptions made within 12 months following purchases of $1 million or more made without an initial sales charge

(c)  The contingent deferred sales charge of 1.00% is eliminated one year after purchase.

(d)  The 12b-1 fee shown in the table reflects the amount at which the Board of Directors has currently limited payments under the fund's Class R and Financial Intermediary Class Distribution Plans. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the fund's Class R and Financial Intermediary Class shares average net assets, respectively, without shareholder approval.

(e)  "Other Expenses" are projected for the current fiscal year, actual expenses may vary.

(f)  Fees and expenses incurred indirectly by the fund as a result of its investment in shares of one or more Acquired Funds. Acquired Funds include mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

(g)  Other Expenses include 0.08% in dividend expense on short sales and 0.27% in interest expense.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you reinvest all dividends and other distributions, which you can do without a sales charge.

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period) (a)	$723	$1,034	$1,367	$2,305
Class C (redemption at end of period) (b)	$332	$715	$1,224	$2,623
Class C (no redemption at end of period)	$232	$715	$1,224	$2,623
Class R (with or without redemption at end of period)	$198	$612	$1,052	$2,274
Financial Intermediary Class (with or without redemption at end of period)	$160	$496	$856	$1,868
Institutional Class (with or without redemption at end of period)	$127	$396	$686	$1,511

(a)  Reflects the maximum initial sales charge in the first year and assumes the contingent deferred sales charge will not apply.

(b)  Reflects a contingent deferred sales charge in the first year.

Legg Mason Opportunity Trust

Distribution Plan and Other Compensation to Dealers

DISTRIBUTOR OF THE FUND'S SHARES:

Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares.

The fund has adopted plans under Rule 12b-1 with respect to its Class A, Class C, Class R and Financial Intermediary Class shares that allow it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Class A shares under the plan, the fund pays LMIS an annual service fee equal to 0.25% of the fund's average daily net assets attributable to Class A shares.

For Class C shares under the plan, the fund pays LMIS an annual distribution fee equal to 0.75% of the fund's average daily net assets attributable to Class C shares and an annual service fee from the fund equal to 0.25% of its average daily net assets attributable to Class C shares.

For Class R shares under the plan, the fund is authorized to pay LMIS an annual distribution fee in an amount up to 0.50% and an annual service fee equal to 0.25% of the fund's average daily net assets attributable to Class R shares. The Board of Directors has currently approved an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25% of the fund's average daily net assets attributable to Class R shares under the plan.

For Financial Intermediary Class shares, under the plan, the fund is authorized to pay LMIS an annual distribution fee in an amount up to 0.25% and an annual service fee equal to 0.15% of the fund's average daily net assets attributable to Financial Intermediary Class shares. The Board of Directors has currently approved an annual distribution fee equal to 0.10% and an annual

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service fee equal to 0.15% of the fund's average daily net assets attributable to Financial Intermediary Class shares under the plan.

OTHER COMPENSATION TO DEALERS:

LMIS may enter into agreements with other brokers to sell Class A and Class C shares of the fund. LMIS pays these brokers up to 100% of the distribution and service fee that it receives from the fund for those sales and for services to the investors who hold the shares. LMIS may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.

In addition, LMIS, the adviser and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include LMIS and affiliates of the adviser, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments may be substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as "revenue sharing payments." Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the adviser, LMIS and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

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Management

MANAGER, ADVISER AND ADMINISTRATOR:

LMM LLC ("LMM") provides the fund with investment advisory and management services and is responsible for overseeing the fund's relationship with outside service providers, such as the sub-adviser, administrator, custodian, transfer agent, accountants, and lawyers. Under its advisory and management agreement with LMM, the fund pays LMM a fee calculated daily and paid monthly of 1.00% of its average daily net assets up to $100 million and 0.75% of its average daily net assets in excess of $100 million.

LMM has delegated certain advisory responsibilities to Legg Mason Capital Management, Inc. ("LMCM" or "adviser") and certain administrative responsibilities to Legg Mason Fund Adviser, Inc. ("LMFA"). LMM pays LMCM a fee calculated daily and payable monthly of 0.10% of the average daily net assets of the fund up to $100 million and 0.05% of the average daily net assets of the fund in excess of $100 million. LMCM had aggregate assets under management of approximately $15.1 billion as of November 30, 2008. LMM has an agreement to pay LMFA a fee calculated daily and payable monthly of 0.05% of the average daily net assets of the fund. LMFA has agreed to waive all fees payable to it under the agreement with LMM indefinitely.

For its services during the fiscal year ended December 31, 2008, the fund paid LMM a fee equal to 0.75% of its average daily net assets. LMM, in turn, paid LMCM a fee equal to 0.05% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Directors' approval of the continuation of the fund's management agreement and investment advisory agreement is available in the fund's annual report to shareholders for the period ending December 31, 2008.

LMM, LMCM, and LMFA are each located at 100 Light Street, Baltimore, Maryland 21202. LMCM, LMFA and LMIS are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. LMM is also an affiliate of Legg Mason, Inc.

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PORTFOLIO MANAGEMENT:

Bill Miller, CFA, has been responsible for the day-to-day management of the fund since its inception. Mr. Miller has been employed by one or more subsidiaries of Legg Mason, Inc. since 1981. He currently serves as Managing Member of LMM, the investment manager for the fund, and as Chairman & Chief Investment Officer for LMCM.

Samantha McLemore was appointed assistant portfolio manager for the fund in August 2008. Ms. McLemore provides the portfolio manager with research and investment assistance. Ms. McLemore has been an analyst on LMCM's research team since 2002 and has spent the majority of that time as a portfolio analyst for the fund.

The fund's Statement of Additional Information ("SAI") provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

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Shareholder Eligibility

The fund generally will accept an application to establish a new account only if the beneficial owner has a U.S. address or, subject to the requirements of local law, is a U.S. citizen with a foreign address. Existing non-U.S. investors in the fund will not be permitted to establish new accounts to purchase fund shares, but will continue to be able to purchase shares in the fund through their existing accounts.

Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 26 for Class A and Class C shares or the instructions beginning on page 32 for Institutional Class, Financial Intermediary Class and Class R shares.

You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund ("Financial Adviser"). You can also buy shares directly from the fund.

The fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the fund may waive the minimum initial investment requirements in its sole discretion.

RETIREMENT PLANS

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among four classes of shares: Class C, Class R, Financial Intermediary Class and Institutional Class shares.

Class A shares are not offered through Financial Advisers for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Financial Adviser if the Financial Adviser makes Financial Intermediary shares available. Please see below for additional information.

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"Retirement Plans" include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, defined benefit pension plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodial accounts, Keogh plans or Section 529 college savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Financial Adviser for more information.

OTHER RETIREMENT PLANS

Other Retirement Plan investors can generally choose among two classes of shares: Class A and Class C. "Other Retirement Plans" include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

CLASS A AND CLASS C SHARES

When choosing whether to buy Class A or Class C shares, you should consider:

•  How much you plan to invest

•  How long you expect to own the shares

•  The expenses paid by each class detailed in the "Fees and Expenses of the Fund" section of this Prospectus

•  Whether you qualify for any reduction or waiver of sales charges.

If you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares. However, if you intend to invest for only a few years Class C shares might be more appropriate because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

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For questions regarding your eligibility to invest in Class A or Class C shares, contact your Financial Adviser or LMIS' Funds Investor Services Division ("FIS") at 1-800-822-5544.

Class A and Class C Shares
Retail Account –
Initial Investment Minimum (per fund)	$1,000
Subsequent Minimum Investments (per fund)	$50
IRA Account –
Initial Investment Minimum (per fund)	$250
Subsequent Minimum Investments (per fund)	$50
Minimum Account Size (per fund)	$500

INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHARES

For questions regarding your eligibility to invest in Institutional Class, Financial Intermediary Class or Class R shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes.

The following classes of investors may purchase Institutional Class shares:

•  Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

•  Investors who invest in the fund through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

•  The following persons are eligible to purchase Institutional Class shares of the fund: 1) current employees of the fund's manager and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person's spouse, including the surviving spouse of a

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deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

The following classes of investors may purchase Financial Intermediary Class shares:

•  Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

•  Investors who invest in the fund through financial intermediaries that offer their clients Financial Intermediary Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

The following classes of investors may purchase Class R shares:

•  Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary).

Legg Mason Opportunity Trust

How to Invest

SHAREHOLDER ACCOUNTS

You have the following options for holding fund shares.

1.  You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

2.  You may hold fund shares directly with the fund, through its transfer agent. There are no additional fees to you for holding your shares directly with the fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the fund at 800-822-5544 (Class A and Class C) or 888-425-6432 (Institutional Class, Financial Intermediary Class and Class R) regarding holding fund shares directly with the fund.

Class	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets

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Class	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets

Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	Up to 0.75% of average daily net assets, currently limited to 0.50% of average daily net assets

Financial Intermediary Class	• No initial or contingent deferred sales charge • Only offered to institutional investors and clients of financial intermediaries	None	None	Up to 0.40% of average daily net assets, currently limited to 0.25% of average daily net assets

Institutional Class	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors and clients of financial intermediaries • Generally lower expenses than the other classes	None	None	None

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PURCHASING CLASS A SHARES

Prior to opening an account you should consult the section "Shareholder Eligibility" on page 20, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open a regular or retirement account or a Coverdell Education Savings Account by contacting your Financial Adviser. To open an account directly with the fund call 1-800-822-5544 or visit www.leggmason.com/individualinvestors for an account application.

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the aggregate size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of compensation that will be paid out of the sales charge to your Financial Adviser if you buy shares from one ("broker dealer commission"). Financial Advisers will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. For Class A shares sold directly by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more (1)	0	0	up to 1.00

(1)  LMIS may pay a commission of up to 1.00% to a Financial Adviser for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Financial Adviser will also receive an annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, LMIS will retain this fee. Where the Financial Adviser does not

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receive the payment of this commission from LMIS, the Financial Adviser will instead receive the annual service fee starting immediately after purchase. Please contact your Financial Adviser for more information.

INVESTMENTS OF $1,000,000 OR MORE

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

To have your Class A contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.

If you own Class C Shares of the Legg Mason Funds that were purchased prior to January 31, 2009 ("Qualified Class C Shares"), you are entitled to have such shares automatically converted into Class A shares on a load-waived basis (i.e., without having to pay any initial sales load) if the holdings attributable to you in the Funds exceed $1 million. Such Class A shares are not subject to a contingent deferred sales charge. In determining whether your holdings meet the minimum $1 million amount, holdings in any Legg Mason Fund of your spouse and children under the age of 21 may be combined. On or around February 2, 2009, share owners of Qualified Class C Shares whose holdings have been identified as entitled to conversion to Class A shares on a load-waived basis will have their Qualified Class C Shares automatically converted to Class A shares. There may be some share owners of Qualified Class C Shares whose holdings are entitled to automatic conversion whose accounts cannot be readily identified. If you believe that your Qualified Class C Share holdings in Funds may be eligible for conversion into Class A shares on a load-waived basis, you should contact the Fund or your Financial Adviser. Conversions of Class C shares to Class A shares will not be a taxable event. Class C shares that are converted into load-waived Class A shares after March 4, 2009 may be subject to a contingent deferred sales charge as described above.

Legg Mason Opportunity Trust

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Financial Adviser or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Funds that are eligible to be aggregated with your purchases. If you or your Financial Adviser does not inform the fund that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. Certain records, such as account statements of all relevant accounts in the fund family, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other classes of shares of Legg Mason Funds that are owned by:

•  you; or

•  your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

If you hold shares of Legg Mason Funds in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be combined.

Certain directors and fiduciaries may be entitled to combine accounts in determining their sales charge. Consult the SAI for additional information.

Letter of Intent – allows you to purchase Class A shares of Legg Mason Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Fund shares that are purchased during the 13-month period by

•  you; or

•  your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In

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addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Funds in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account and the proceeds will be used to pay the sales charges.

WAIVERS FOR CERTAIN CLASS A INVESTORS

Class A initial sales charges are waived for certain types of investors, including:

•  Employees of Financial Advisers having dealer, service or other selling agreements with the fund's distributor

•  Investors who redeemed at least the same amount of Class A shares of a Legg Mason Fund in the past 60 days, if the investor's Financial Adviser is notified

•  Directors and officers of any Legg Mason-sponsored fund

•  Employees of Legg Mason and its subsidiaries

•  Investors investing through certain Retirement Plans.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Adviser or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn more about waivers or reductions of Class A initial sales charges, contact your Financial Adviser or the fund, consult the SAI or access the Legg Mason Funds' website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

PURCHASING CLASS C SHARES

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Financial Advisers selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual

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distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Financial Advisers until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Advisers will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

MORE ABOUT CONTINGENT DEFERRED SALES CHARGES

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•  When you exchange shares for shares of the same share class of another Legg Mason Fund

•  On shares representing reinvested distributions and dividends

•  On shares no longer subject to the contingent deferred sales charge.

To have your Class C contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Financial Adviser or the fund for additional information.

The fund's distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Financial Adviser.

CONTINGENT DEFERRED SALES CHARGE WAIVERS

The contingent deferred sales charge for Class C will generally be waived:

•  On payments made through certain systematic withdrawal plans

•  On certain distributions from a Retirement Plan

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•  For Retirement Plans with omnibus accounts held on the books of the fund

•  For involuntary redemptions of small account balances

•  For 12 months following the death or disability of a shareholder.

If you want to learn more about waivers of contingent deferred sales charges, contact your Financial Adviser or the fund, consult the SAI or access the Legg Mason Funds' website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

CLASS A AND CLASS C SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund.

Through Your Financial Adviser

Your Financial Adviser can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Class A and Class C shares than the minimum investment requirements described in this Prospectus. You should consult your Financial Adviser's program literature for further information.

Directly With The Fund

Mail	Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund you want to buy and your fund account number:
Legg Mason Funds
c/o Boston Financial Data Services
P.O. Box 55214
Boston, MA 02205-8504

Telephone or Wire	Call the fund at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.

Internet or TeleFund	Visit www.leggmason.com/individualinvestors or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).

Future First® Systematic Investment Plan	Contact the fund to enroll in Legg Mason's Future First® Systematic Investment Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason Fund to purchase fund shares.

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The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested plus any applicable sales charge and name of the fund) before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. If you invest in the fund through a Financial Adviser, it is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the fund and have not identified a broker-dealer that has an agreement to distribute the fund, your order will be placed through LMIS, the fund's distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see "Distribution Plan" above.

PURCHASING INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHARES

To obtain an application, please call 1-888-425-6432.

If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary's instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Institutional Class, Financial Intermediary Class and Class R shares than the minimum investment requirements described in this Prospectus.

Legg Mason Opportunity Trust

INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund.

Directly With The Fund

Wire Transfers	Wire federal funds to State Street Bank and Trust Company, the fund's custodian. Before wiring federal funds, you must first telephone the fund at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.
Funds should be wired through the Federal Reserve System to:
State Street Bank and Trust Company
ABA #011-000-028
DDA #99046096
Legg Mason [Insert name of fund and class of shares]
[Insert account name and number]
The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Contributions of Eligible Securities	Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the fund's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Investors who wish to purchase fund shares through the contribution of securities should contact the fund at 1-888-425-6432 for instructions.
Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any appropriate securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund's adviser or the fund.
Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.)

Through Your Financial Intermediary

Your financial intermediary can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.

The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange

Legg Mason Opportunity Trust

on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

The fund may be available for purchase by retirement plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the fund for execution.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Signature guarantees may be required. (See "ACCOUNT POLICIES – Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

Legg Mason Investor Services – Institutional
c/o Boston Financial Data Services
P.O. Box 8037
Boston, Massachusetts 02206-8037

Legg Mason Opportunity Trust

How to Redeem Your Shares

CLASS A AND CLASS C SHAREHOLDERS

You can redeem your shares through any of the following methods. Redemptions are subject to contingent deferred sales charges described in "How to Invest" above.

Through Your Financial Adviser

Your Financial Adviser can redeem shares of the fund on your behalf. Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult your Financial Adviser's program literature for further information.

Directly With The Fund

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES – Signature Guarantee.")

Telephone	Call the fund at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.

Internet or TeleFund	Redeem shares through the Internet at www.leggmason.com/individualinvestors or through TeleFund at 1-877-6-LMFUNDS (1-877-656-3863).

Mail	Send a letter to the fund requesting redemption of your shares to:
Legg Mason Funds
c/o Boston Financial Data Services
P.O. Box 55214
Boston, MA 02205-8504
The letter should be signed by each owner of the account exactly as the account is registered.

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The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by your Financial Adviser. If you hold your shares through a Financial Adviser, it is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner.

INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHAREHOLDERS

You can redeem your shares through any of the following methods.

Directly With The Fund

If your account is held directly with the fund, redemptions may be initiated by telephone by calling the fund at 1-888-425-6432, but must be confirmed in writing prior to processing.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number; 2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the fund for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund). Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Mail	Send a letter to the fund requesting redemption of your shares to: Legg Mason Investor Services – Institutional, c/o Boston Financial Data Services, P.O. Box 8037, Boston, Massachusetts 02206-8037.

Fax	Fax a request for redemption to the fund at 781-796-3326.

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Through Your Financial Intermediary

Your financial intermediary can redeem shares of the fund on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS:

The fund's service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The fund and its service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

Legg Mason Opportunity Trust

Account Policies

CALCULATION OF NET ASSET VALUE:

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund's net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the Exchange is open. These calculations are done as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). If the Exchange closes early, the fund calculates its net asset value(s) as of the actual closing time. The Exchange is closed on certain holidays listed in the SAI.

The fund's Board has approved procedures to be used to value the fund's securities and other assets for the purposes of determining the fund's net asset value. The valuation of the fund's assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund's Board that use a variety of techniques and methodologies.

The market price for debt obligations and derivative securities is generally the price supplied by an independent third party pricing service approved by the fund's Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will

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mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

The fund generally values its securities based on market prices determined at the close of regular trading on the Exchange. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the fund's Board. Because the fund may invest in securities of issuers located in emerging markets, high yield debt, and small cap stocks – some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable – the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities, fixed income securities and currencies may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the fund could expect to receive for these securities. A significant change in the value of a currency during the period between 2:00 p.m. Eastern time and the calculation of the fund's net asset value on the same date is considered a significant event, in response to which the fund may use fair value procedures to value the affected investments.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under

Legg Mason Opportunity Trust

the fair value procedures represent the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

The fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

In order to receive the share price calculated on the day you buy, redeem or exchange shares, you must place your order with your financial intermediary or the fund before the Exchange closes on that day. If the Exchange closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the financial intermediaries to transmit all orders to buy, exchange or redeem shares to the fund on a timely basis.

SIGNATURE GUARANTEE:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:

•  remitting redemption proceeds to any person, address or bank account not on record.

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•  making changes to the account registration after the account has been opened.

•  transferring shares to an account in another Legg Mason Fund with a different account registration.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

If your account with the fund falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

•  suspend the offering of shares permanently or for a period of time;

•  change its minimum investment amounts;

•  redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class);

•  waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

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•  delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

FREQUENT TRADING OF FUND SHARES:

Frequent trading in the fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund's other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Directors has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund's frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" (defined below) during any rolling 12-month period. However, the fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such

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purchase. Purchases and sales of fund shares pursuant to the Future First® Systematic Investment Plan and the Systematic Withdrawal Plan are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund's frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Legg Mason Opportunity Trust

Services for Investors

If you hold shares through a Financial Adviser, you may acquire shares of another Legg Mason Fund by an exchange only if your Financial Adviser has an agreement with LMIS with respect to the class of shares of the Legg Mason Fund that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with the fund. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

You will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First® Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Class A and Class C shareholders will receive account statements monthly unless there has been no activity in the account. If there has been no monthly activity, Class A and Class C shareholders will receive a quarterly statement. Institutional Class, Financial Intermediary Class and Class R shareholders will receive account statements monthly

SYSTEMATIC WITHDRAWAL PLAN:

Class A and Class C shareholders who are purchasing or already own shares of the fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50 (prior to the deduction of any contingent deferred sales charge). Certain Institutional Class and Financial Intermediary Class shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from the fund. These shareholders should contact Legg Mason Investor Services – Institutional at 1-888-425-6432 to determine their account's eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

EXCHANGE PRIVILEGE:

Class A and Class C: Class A and Class C shares of the fund may be exchanged for the same class of shares of any other Legg Mason Fund (Legg Mason Funds do not

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include Legg Mason Partners Funds) and for Exchange A and Class C shares, respectively, of the Western Asset Money Market Fund. Not all Legg Mason Funds offer all classes. You can request an exchange in writing or by telephone.

Institutional Class, Financial Intermediary Class and Class R: Institutional Class, Financial Intermediary Class and Class R shares of the fund may be exchanged for shares of the same class of any other Legg Mason Fund (Legg Mason Funds do not include the Legg Mason Partners Funds), provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).

Important Information About Exchanges: In each case, the fund and class into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of the fund's shares will be treated as a sale of the shares of the fund from which you are exchanging, and any gain on the sale will generally be taxable.

The fund reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.

Sales Charges: In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge, for example if you are exchanging shares you purchased in Western Asset Money Market Fund for Class A or Class C shares of a Legg Mason Fund. Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

MAILING OF SHAREHOLDER COMMUNICATIONS:

If two or more members of your household are Legg Mason Fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing by contacting the fund according to the instructions below. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.

Class A and Class C Shareholders	Call 1-800-822-5544 or write to Legg Mason Funds, c/o Boston Financial Data Services, P.O. Box 55214, Boston, MA 02205-8504.

Institutional Class, Financial Intermediary Class and Class R Shareholders	Call 1-888-425-6432 or write to Legg Mason Investor Services – Institutional, c/o Boston Financial Data Services, P.O. Box 8037, Boston, MA 02206-8037

Legg Mason Opportunity Trust

Distributions and Taxes

The fund declares and pays dividends from its net investment income, if any, annually.

The fund distributes substantially all of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss, and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from the fund's investment company taxable income (which includes net investment income, and the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the fund satisfies certain holding period, and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid. Distributions of the fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The fund's dividend and interest income on, and gains it realizes from disposition of, foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

Legg Mason Opportunity Trust

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for the 15% maximum federal income tax rate.

As required by law, the fund will withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

RECEIVING YOUR DIVIDENDS AND OTHER DISTRIBUTIONS:

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the fund, the following conditions apply:

•  your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash (you do not pay a sales charge on reinvested distributions or dividends).

•  Class A and Class C shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Class A and Class C shares, respectively, of another eligible Legg Mason Fund or Western Asset Money Market Fund, provided these funds are available for sale in your state (you do not pay a sales charge on reinvested distributions or dividends).

•  to change your election, you must notify the fund at least ten days before the next distribution is to be paid.

•  if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Legg Mason Opportunity Trust

Portfolio Holdings Disclosure Policy

A description of the fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund's SAI. The fund's complete portfolio holdings are available at http://www.leggmason.com/individualinvestors/products/mutual-funds/fullholdings/LMOP.aspx on a quarterly basis approximately 25 calendar days following the quarter-end, and partial information concerning the fund's portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately 11 business days following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

Legg Mason Opportunity Trust

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial performance for the past five years and the most recent semi-annual period or, for the Financial Intermediary Class and Class R, since inception of the Class. Prior to February 1, 2009, Class C shares were known as Primary Class shares. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited for the fiscal years ending 2005, 2006 and 2007 by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the fund's SAI (see back cover) and is included in the fund's annual report. The information for years presented prior to December 31, 2005 was audited by the fund's prior independent registered public accounting firm. The fund's annual report and semi-annual report are available upon request by calling toll-free 1-800-822-5544 for holders of Class A and Class C shares or 1-888-425-6432 for holders of Financial Intermediary Class, Institutional Class and Class R shares. Class A shares of the fund have not yet commenced operations as of the date of this Prospectus, and therefore have no financial highlights to report.

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Class C: (On February 1, 2009, Primary Class shares were renamed Class C shares.)
	Six Months Ended June 30,		Years Ended December 31,
	2008		2007		2006		2005	2004		2003
	(Unaudited)
Net asset value, beginning of period	$16.86		$18.94		$16.72		$15.67	$13.77		$8.23
Investment operations:
Net investment loss	(.02	)(A)	(.19	)(A)	(.06	)(A)	(.15)	(.09)		(.01)
Net realized and unrealized gain/(loss)	(4.09)		(.11)		2.30		1.20	1.99		5.60
Total from investment operations	(4.11)		(.30)		2.24		1.05	1.90		5.59
Distributions from:
Net investment income	(0.00	)(B)	—		—		—	—		(.05)
Net realized gain on investments	(1.59)		(1.78)		(.02)		—	—		—
Total distributions	(1.59)		(1.78)		(.02)		—	—		(.05)
Net asset value, end of period	$11.16		$16.86		$18.94		$16.72	$15.67		$13.77
Total return	(25.37	)%(C)	(1.57)%		13.41%		6.70%	13.80%		67.95%
Ratios to Average Net Assets: (D)
Total expenses (including interest expense)	2.25	%(E)	2.36%		2.25%		2.08%	1.87%		1.90%
Expenses (including interest expense) net of waivers, if any	2.25	%(E)	2.36%		2.25%		2.08%	1.87%		1.90%
Expenses (including interest expense) net of all reductions	2.25	%(E)	2.36%		2.25%		2.08%	1.87%		1.90%
Expenses (excluding interest expense) net of all reductions	1.97	%(E)	1.99%		1.91%		1.84%	1.85	%(F)	1.89	%(F)
Net investment loss	(.27	)%(E)	(.93)%		(.37)%		(.97)%	(.66)%		—	%(G)
Supplemental Data:
Portfolio turnover rate	18.2	%(C)	44.2%		14.2%		29.7%	13.3%		27.3%
Net assets, end of period (in thousands)	$2,834,562		$4,632,504		$4,722,622		$3,778,018	$3,597,267		$2,759,299

(A)  Computed using average daily shares outstanding.

(B)  Amount less than $.01 per share.

(C)  Not annualized.

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(D)  Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or voluntary expense waivers.

(E)  Annualized

(F)  These amounts were not audited by previous auditor.

(G)  Amount less than .01%

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Class R:
Six Months Ended June 30,	Years Ended December 31,
2008	2007	2006(F)
(Unaudited)
Net asset value, beginning of period	$17.27	$19.28	$19.37
Investment operations:
Net investment income/(loss)	(.10	)(A)	.05	(A)	—
Net realized and unrealized gain/(loss)	(4.17)	(.28)	—
Total from investment operations	(4.18)	(.23)	—
Distributions from:
Net realized gain on investments	(1.59)	(1.78)	(.09)
Total distributions	(1.59)	(1.78)	—
Net asset value, end of period	$11.50	$17.27	$19.28
Total return	(25.17	)%(B)	(1.18)%	(.47	)%(B)
Ratios to Average Net Assets: (C)
Total expenses (including interest expense)	1.88	%(D)	2.36%	1.69	%(D)
Expenses (including interest expense) net of waivers, if any	1.88	%(D)	2.36%	1.69	%(D)
Expenses (including interest expense) net of all reductions	1.88	%(D)	2.36%	1.69	%(D)
Expenses (excluding interest expense) net of all reductions	1.61	%(D)	2.02%	—	%(D)(E)
Net investment income (loss)	(.09	)%(D)	.24%	(1.34	)%(D)
Supplemental Data:
Portfolio turnover rate	18.2	%(B)	44.2%	14.2	%(B)
Net assets, end of period (in thousands)	$15,058	$11,535	$10

(A)  Computed using average daily shares outstanding.

(B)  Not annualized.

(C)  Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or voluntary expense waivers.

(D)  Annualized

(E)  Amount less than .01%

(F)  December 29, 2006 (commencement of operations) to December 31, 2006.

Legg Mason Opportunity Trust

Financial Intermediary Class:
Six Months Ended June 30,	Years Ended December 31,
2008	2007	2006	2005	2004(F)
(Unaudited)
Net asset value, beginning of period	$17.33	$19.28	$16.90	$15.73	$14.15
Investment operations:
Net investment income/(loss)	.04	(A)	(.03	)(A)	.05	(A)	(.03)	.05
Net realized and unrealized gain/(loss)	(4.22)	(.14)	2.35	1.20	1.56
Total from investment operations	(4.18)	(.17)	2.40	1.17	1.61
Distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gain on investments	(1.59)	(1.78)	(.02)	—	—
Total distributions	(1.59)	(1.78)	(.02)	—	(.03)
Net asset value, end of period	$11.56	$17.33	$19.28	$16.90	$15.73
Total return	(25.09	)%(B)	(.87)%	14.21%	7.44%	11.43	%(B)
Ratios to Average Net Assets: (C)
Total expenses (including interest expense)	1.54	%(D)	1.67%	1.54%	1.39%	1.13	%(D)
Expenses (including interest expense) net of waivers, if any	1.54	%(D)	1.67%	1.54%	1.39%	1.13	%(D)
Expenses (including interest expense) net of all reductions	1.54	%(D)	1.67%	1.54%	1.39%	1.13	%(D)
Expenses (excluding interest expense) net of all reductions	1.25	%(D)	1.30%	1.19%	1.15%	1.10	%(D)(E)
Net investment income (loss)	.50	%(D)	(.16)%	.27%	(.24)%	1.03	%(D)
Supplemental Data:
Portfolio turnover rate	18.2	%(B)	44.2%	14.2%	29.7%	13.3	%(B)
Net assets, end of period (in thousands)	$921,749	$1,705,269	$1,404,852	$806,276	$332,678

(A)  Computed using average daily shares outstanding.

(B)  Not annualized.

(C)  Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or voluntary expense waivers.

(D)  Annualized

(E)  These amounts were not audited by previous auditor.

(F)  For the period February 13, 2004 (commencement of operations) to December 31, 2004.

Legg Mason Opportunity Trust

Institutional Class:
Six Months Ended June 30,	Years Ended December 31,
2008	2007	2006	2005	2004	2003
(Unaudited)
Net asset value, beginning of period	$17.59	$19.48	$17.02	$15.78	$13.75	$8.21
Investment operations:
Net investment income	.06	(A)	.03	(A)	.12	(A)	.06	.08	.06
Net realized and unrealized gain/(loss)	(4.28)	(.14)	2.36	1.18	1.98	5.64
Total from investment operations	(4.22)	(.11)	2.48	1.24	2.06	5.70
Distributions from:
Net investment income	—	—	—	—	(.03)	(.16)
Net realized gain on investments	(1.59)	(1.78)	(.02)	—	—	—
Total distributions	(1.59)	(1.78)	(.02)	—	(.03)	(.16)
Net asset value, end of period	$11.78	$17.59	$19.48	$17.02	$15.78	$13.75
Total return	(24.94	)%(B)	(.55)%	14.58%	7.86%	15.02%	69.49%
Ratios to Average Net Assets: (C)
Total expenses (including interest expense)	1.21	%(D)	1.32%	1.20%	1.04%	.84%	.87%
Expenses (including interest expense) net of waivers, if any	1.21	%(D)	1.32%	1.20%	1.04%	.84%	.87%
Expenses (including interest expense) net of all reductions	1.21	%(D)	1.32%	1.20%	1.04%	.84%	.87%
Expenses (excluding interest expense) net of all reductions	.93	%(D)	.96%	.86%	.80%	.82	%F	.86	%(E)
Net investment income	.74	%(D)	.16%	.71%	.13%	.40%	.98%
Supplemental Data:
Portfolio turnover rate	18.2	%(B)	44.2%	14.2%	29.7%	13.3%	27.3%
Net assets, end of period (in thousands)	$668,314	$979,708	$650,376	$505,091	$193,873	$104,968

(A)  Computed using average daily shares outstanding.

(B)  Not annualized.

(C)  Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses

Legg Mason Opportunity Trust

including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or voluntary expense waivers.

(D)  Annualized

(E)  These amounts were not audited by previous auditor.

Legg Mason Opportunity Trust

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LEGG MASON FUNDS PRIVACY POLICY

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•  information we receive from you on applications and forms, via the telephone, and through our websites;

•  information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Legg Mason Opportunity Trust

Legg Mason Opportunity Trust

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) – The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies. The SAI is available free of charge at the Legg Mason Funds' websites listed below.

Annual and Semi-Annual Reports – Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds' websites listed below.

To request the SAI or any reports to shareholders, or to obtain more information:

Class A and Class C Shareholders	Institutional Class, Financial Intermediary Class and Class R Shareholders
Legg Mason Funds c/o Boston Financial Data Services P.O. Box 55214 Boston, Massachusetts 02205-8504 1-800-822-5544 www.leggmason.com/ individualinvestors	Legg Mason Investor Services – Institutional c/o Boston Financial Data Services P.O. Box 8037 Boston, Massachusetts 02206-8037 1-888-425-6432 www.lminstitutionalfunds.com

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-077 05/2008
SKU# 00064853

Investment Company Act File Number: 811-9613

LEGG MASON INVESTMENT TRUST, INC.

Legg Mason Opportunity Trust

Class A Shares, Class C Shares, Institutional Class Shares,

Financial Intermediary Class Shares and Class R Shares

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2009

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the fund’s Prospectus dated February 1, 2009, which has been filed with the U.S. Securities and Exchange Commission (“SEC”). The fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the fund’s annual and semi-annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus, the annual report or the semi-annual report may be obtained without charge from the fund’s distributor, Legg Mason Investor Services, LLC (“LMIS”), by calling 1-800-822-5544 (Class A and Class C shares) or 1-888-425-6432 (Institutional Class, Financial Intermediary Class and Class R shares).

Legg Mason Investor Services, LLC

100 Light Street

P.O. Box 1476

Baltimore, Maryland 21203-1476

(410) 539-0000       (800) 822-5544

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

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DESCRIPTION OF THE FUND

Legg Mason Investment Trust, Inc. (“Corporation”) is an open-end management investment company established as a Maryland corporation on October 8, 1999. Legg Mason Opportunity Trust (“Opportunity Trust” or the “fund”) is a non-diversified series of the Corporation.

FUND POLICIES

The following information supplements the information concerning the fund’s investment objective, policies and limitations found in the Prospectus.

The fund’s investment objective is to seek long-term growth of capital. This investment objective is non-fundamental and may be changed by the Corporation’s Board of Directors (“Board of Directors”) without shareholder approval upon 60 days’ prior written notice to shareholders.

The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1.                                       Borrowing:  The fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2.                                       Underwriting:  The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);

3.                                       Loans:  The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4.                                       Senior Securities:  The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5.                                       Real Estate:  The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6.                                       Commodities:  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

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7.                                       Concentration:  The fund may not make any investment if, as a result, the fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Although not a part of the fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry.

The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Unless otherwise stated, the fund’s investment policies and limitations are non-fundamental and may be changed by the Board of Directors without shareholder approval.  The following are some of the non-fundamental investment limitations that the fund currently observes:

1.                                       Borrowing:  The fund may not borrow money for investment purposes except from banks in an amount not exceeding 10% of the fund’s net assets. The fund may not borrow money from a non-bank except for temporary borrowings, including borrowings to facilitate shareholder redemptions, in an amount not exceeding 5% of the fund’s total assets. Temporary borrowings are not considered to be for investment purposes and are not subject to the fund’s 10% limitation. Compliance with these percentage limits is measured as of the time of the borrowing.

2.                                       Illiquid Securities:  The fund may not invest more than 15% of its net assets in illiquid securities.

3.                                       Short Sales:  The fund may not make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the fund’s net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated accounts. Short sales “against the box” are not subject to this limitation.

4.                                       Margin Purchases:  The fund may not buy securities on “margin,” except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; nothing in this limitation is intended to limit the extent to which the fund may utilize bank borrowings for investment purposes.

5.                                       Investment Companies: The fund has adopted a non-fundamental investment policy prohibiting it from investing in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.  The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets; or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d)(1)(G) of the 1940 Act.

The fund is non-diversified; however, the fund intends to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), which requires that the fund, among other things, (1) invest no more than 25% of the value of its total assets in securities of any one issuer, and (2) invest at least 50% of the value of its total assets so that (a) no more than 5% of that value is invested in the securities of any one issuer and (b) the fund does not hold more

2

than 10% of the outstanding voting securities of any one issuer. These limits do not apply to cash and cash items, U.S. Government securities or securities of other RICs.  These requirements must be satisfied at the close of each quarter of the fund’s taxable year.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation.  An investment will be deemed to have been made at the time the fund enters into a binding commitment to complete the investment.  The fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage.  If, due to subsequent fluctuations in value or any other reasons, the value of the fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the fund will consider what actions, if any, are necessary to maintain adequate liquidity.

INVESTMENT STRATEGIES AND RISKS

The fund may employ several investment strategies, including the following:

Illiquid Investments and Restricted Securities

The fund may invest up to 15% of its net assets in illiquid investments. For this purpose, “illiquid investments” are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, restricted securities other than those the adviser has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The adviser to the fund, acting pursuant to guidelines established by the Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in the fund’s portfolio may adversely affect the fund’s liquidity.

The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Senior Securities

The fund may utilize various investment techniques that may give rise to an obligation of the fund to make a future payment. The SEC has stated it would not raise senior security concerns with regard to certain such investments, provided the fund complies with SEC guidelines regarding cover for these instruments. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements.

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Exposure to Foreign Markets

The fund may invest in the securities of foreign issuers, foreign currencies, and securities of U.S. issuers with substantial foreign operations (collectively, “foreign investments”). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar and since the fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund’s shares, and also may affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

In addition to purchasing foreign securities, the fund may invest in American Depositary Shares and American Depositary Receipts (collectively, “ADRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

Foreign Currency Transactions

As noted above, the fund may buy and sell, including sell short, currency on a spot basis and enter into forward currency contracts. The fund may also purchase and sell currency futures, purchase and write currency options, and enter into currency swap agreements. The fund may utilize these

4

techniques to attempt to increase the fund’s return or to attempt to hedge its investments. The fund’s adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

Debt Securities

The fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity, the greater are such variations. Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates.

Generally, debt securities rated below BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or below Baa by Moody’s Investors Service, Inc. (“Moody’s”), and unrated securities of comparable quality, are considered below investment grade but offer a higher current yield than that provided by higher grade issues, but also involve higher risks.  Debt securities rated C by Moody’s and S&P are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing.  Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities.  However, debt securities, regardless of their ratings, generally have a higher priority in the issuer’s capital structure than do equity securities.  The ratings of S&P and Moody’s represent the opinions of those agencies.  Such ratings are relative and subjective, and are not absolute standards of quality.  Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.  A description of the ratings assigned to corporate debt obligations by Moody’s and S&P is included in Appendix A.

In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the fund’s adviser to determine, to the extent possible, that the planned investment is sound.

If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund’s portfolio, but is not required to dispose of it.  If one rating agency has rated a security A or better and another agency has rated it below A, the fund’s adviser may rely on the higher rating in determining to purchase or retain the security.  Bonds rated A may be given a “+” or “-” by a rating agency.  Bonds denominated A, A+ or A- are considered to be included in the rating A.

5

When-Issued Securities

The fund may enter into commitments to purchase securities on a when-issued basis.  When the fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice could have a leveraging effect on the fund.

When the fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities, in an amount at least equal in value to the fund’s commitments to purchase when-issued securities.

The fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Preferred Stock

The fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities

The fund may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt.  Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock.  The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the adviser.  Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated “Ba” as having “speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.”

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Stripped Securities

The fund may invest in stripped securities.  Stripped securities are created by separating bonds into their principal and interest components (commonly referred to as “IOs” and “POs”) and selling each piece separately.  Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates.  The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

Zero Coupon Bonds

The fund may invest in zero coupon bonds.  Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because the fund is required to distribute substantially all of its income each year, including income accrued on zero coupon bonds, the fund may have to sell other holdings to raise cash necessary to make the distribution. Because issuers of zero coupon bonds do not make periodic interest payments, the prices of those bonds can be very volatile when market interest rates change.

Securities of Other Investment Companies

The fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies.  An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for the fund.  If the fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund.  In addition, the fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value (“NAV”) of the issuer’s portfolio securities.

The fund may also invest in the securities of private investment companies, including “hedge funds” and “private equity funds.” As with investments in other investment companies, if the fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company.  These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund.  In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority.  Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject.  There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund’s investment in these companies typically will have to be determined under policies approved by the Board of Directors.

The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other investment companies (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10%

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of the fund’s total assets.  Certain exceptions may be available from these limits such as when the fund invests in an exchange-traded fund or a money market fund.

The fund will invest in the securities of other investment companies, including private investment companies, when, in the adviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

As a non-fundamental policy, the fund will not rely on the exemptions contained in sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act to invest in the shares of other investment companies in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.

Securities of Exchange-Traded Funds

The fund may invest in the securities of exchange-traded funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”).  The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class.  An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is a registered investment company (as defined above), the limitations applicable to the fund’s ability to purchase securities issued by other investment companies will apply.

Short Sales

The fund may sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the security, on behalf of the fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker-dealer the security sold short. In addition, the fund is required to pay to the broker-dealer the amount of any dividends or interest paid on shares sold short.

The fund must segregate an amount of cash or liquid securities with its custodian equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  To the extent that the liquid securities segregated by its custodian or deposited as collateral with the broker are subject to gains or loss, while the securities sold short are also being subject to the possibility of gain or loss, leverage is created.  The liquid securities utilized by the fund in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when the fund executes short sales leverage will normally be created.

The fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

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The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that a borrowed security will need to be returned to the broker-dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

Rule 10a-1 under the Securities Exchange Act of 1934, as amended, provides that exchange-traded shares can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.

The fund may also make short sales “against the box,” meaning that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short sales “against the box” result in a “constructive sale” and require the fund to recognize any gain unless an exception to the constructive sale rule applies.

Short sales may afford the fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the fund’s short positions remain open. The fund believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that it will be able to enter into such arrangements to the desired degree.

Options, Futures and Other Strategies

GENERAL. The fund may invest in certain options, including but not limited to long-term equity options, sometimes referred to as LEAPS (long-term equity anticipation securities); futures contracts (sometimes referred to as “futures”); options on futures contracts; forward currency contracts; swaps; caps; floors; collars; indexed securities; and other derivative instruments (collectively, “Financial Instruments”) to attempt to increase the fund’s return, as a substitute for investing directly in a security or other asset, or to attempt to hedge its investments. The fund’s adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.  Because of the leverage that may be provided to the fund, investments in Financial Instruments may be more volatile than a direct investment in the underlying security or other asset.

Generally, the fund may purchase and sell any type of Financial Instrument in an attempt to achieve the fund’s investment objective.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations. See “Additional Tax Information.”

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with

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respect to the fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below, the adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The adviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The fund’s Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

FINANCIAL INSTRUMENTS AND HEDGING.  The fund may use Financial Instruments for hedging purposes.  Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

The fund may also invest in Financial Instruments that relate to indices in an attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may also be used to hedge either individual securities or broad debt market sectors.  The fund’s adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon the adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to increase return or reduce risk.

(2)           When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend

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on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)           If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because the adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4)           As described below, the fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5)           The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

COVER. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, or forward contracts or (2) cash and liquid assets held in a segregated account, or designated on the fund’s books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

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Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets for cover or segregation could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

OPTIONS.  The fund may invest in options to attempt to increase its return, as a substitute for investing directly in a security, or to attempt to hedge its investments.

Purchasing Put and Call Options.  By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the purchaser pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, currencies and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.  A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall or fail to rise.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund.  An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms.  This right is provided as an inducement to purchase the security.

Writing Put and Call Options.  The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the put option is outstanding, regardless of price changes.  When writing an option on a futures contract, the fund will be required to make margin payments as more fully described below under the heading

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss.  This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

In return for the receipt of the premium, the writer of a call option assumes the obligation to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium,

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a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the fund’s NAV being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration.

If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a

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diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.  Assets used as cover for OTC options may be considered illiquid as described under “Illiquid Investments and Restricted Securities.”

Generally, OTC foreign currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The fund may invest in futures contracts and options on futures contracts to attempt to increase its return or to attempt to hedge its investments.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed-income portfolio. If the adviser wishes to shorten the average duration of the fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser wishes to lengthen the average duration of the fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or

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good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain segregated cash or securities.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the adviser may still not result in a successful transaction. The adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The fund may invest in index futures to attempt to increase its return or to attempt to hedge its investments.  When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or

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less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY INVESTMENTS — SPECIAL CONSIDERATIONS. The fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward currency contracts and swap agreements, as described below, to attempt to increase the fund’s return or to attempt to hedge against movements in the values of the foreign currencies in which the fund’s securities are denominated.

Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. The fund’s adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank

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market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

The success of foreign currency investing depends on the adviser’s skill in analyzing and predicting currency values.  Currency investing may substantially change the fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the adviser anticipates.  There is no assurance that the adviser’s currency investments will be advantageous to the fund or that, when these investments are used as a hedge, the hedge will be implemented at an appropriate time.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term investment strategy is highly uncertain.

FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The fund may use forward currency contracts to attempt to increase the fund’s return. The fund could use forward currency contracts to increase its exposure (long or short) to foreign currencies that the adviser believes might rise or fall in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The fund may use forward currency contracts as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

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The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

TURNOVER. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS and COLLARS. The fund may enter into swaps, caps, floors and collars to attempt to increase the fund’s return, to attempt to preserve a return or a spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

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Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

The fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the swap.

The creditworthiness of firms with which the fund enters into swaps, caps, floors, or collars will be monitored by the adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the fund’s custodian that satisfies the requirements of the 1940 Act. The fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The adviser and the fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund’s borrowing or the restriction on senior securities. See “Illiquid Investments and Restricted Securities.”

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INDEXED SECURITIES. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators.  Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic.  Indexed securities do not include mutual funds, exchange-traded funds, or other pooled investment vehicles that make investments designed to track the performance of a particular market index or other indicator.  The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer’s creditworthiness deteriorates.  The value of some indexed securities varies according to a multiple of the underlying securities, and so will be more volatile than the underlying investments and may have a leverage like effect on the fund. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.  The U.S. Treasury issues securities whose principal value is indexed to the Consumer Price Index (also known as “Treasury Inflation-Indexed Securities”).

The fund will purchase indexed securities only of issuers that its adviser determines present minimal credit risks and will monitor the issuer’s creditworthiness during the time the indexed security is held.  The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of the fund’s investment allocations, depending on the individual characteristics of the securities.

Securities Lending

The fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund’s custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements.  The fund presently does not engage in securities lending.

Repurchase Agreements

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by its adviser to present minimal risk of default during the term of the agreement.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The fund will not enter into repurchase agreements of more than seven days’ duration if more than 15% of its net

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assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund could be delayed or limited. However, the fund’s adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for the fund by a custodian bank or an approved securities depository or book-entry system.

Leverage

The fund may employ “leverage” by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest and other costs of borrowing, the NAV of the fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost on borrowings, or if there are losses, the NAV of the fund’s shares will decrease faster than would otherwise be the case.  To reduce its borrowing, the fund might be required to sell securities at a disadvantageous time. The fund will incur interest expense on any money borrowed, and the fund may therefore have little or no investment income during periods of substantial borrowings.  The fund will leverage its assets when, in the adviser’s judgment, the potential benefits of the borrowing outweigh the risk and expense of the borrowing.

ADDITIONAL RISK DISCLOSURE

Investments by Affiliated Funds of Funds in the Fund

Certain investment companies which are affiliated with the fund because they are managed by an investment advisory affiliate of the fund’s investment manager may invest in the fund.  These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund’s performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

The fund’s investment manager, LMM LLC (“LMM” or the “manager”), and investment adviser, Legg Mason Capital Management, Inc. (“LMCM” or the “adviser”), may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds.  For example, the manager and adviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the fund) than would be permitted for an unaffiliated investor. The manager and the adviser have committed to the Board of Directors that they will resolve any potential conflict in the best interests of the shareholders of the fund in accordance with the manager’s and adviser’s fiduciary duty to the fund. As necessary, the manager and the adviser will take such actions as they deem appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the fund by 529 plans.

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ADDITIONAL TAX INFORMATION

The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General

To continue to qualify for treatment as a RIC under the Code, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies, or net income derived from an interest in a “qualified publicly traded partnership” (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is “qualified dividend income” (as described in the Prospectus) is taxable as net capital gain, at a maximum federal income tax rate of 15%) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and Other Distributions and Redemption of Shares

Dividends and other distributions the fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from the fund’s investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for (1) the 15% maximum rate of federal income tax applicable to “qualified dividend income” that individual shareholders receive in taxable years beginning

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before January 1, 2011 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The fund’s distributions of net capital gain (“capital gain distributions”) do not qualify for the dividends-received deduction.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Capital gain distributions the fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate.

Foreign Taxes

Dividends and interest the fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Passive Foreign Investment Companies

The fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals’ “qualified dividend income.”

If the fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the

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election. The fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Short Sales

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains, which is taxed as ordinary income when distributed to shareholders. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. Dividends received by the fund on borrowed stock will generally not be treated as qualified dividend income. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Options, Futures, Forward Currency Contracts and Foreign Currencies

The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts the fund holds at the end of its taxable year, other than contracts with respect to which it has made a “mixed straddle” election, must be “marked-to-market” (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to it. The fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

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Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which the fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

Other

If the fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Future First® Systematic Investment Plan

The Future First® Systematic Investment Plan (“Future First”) is available to those Class A and Class C shareholders who own shares directly with the fund. You should contact your financial adviser to determine if it offers similar services.

If you invest in Class A or Class C shares, the Prospectus explains that you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Class A or Class C shares of $50 or more by authorizing Boston Financial Data Services (“BFDS”), the fund’s transfer agent, to transfer funds each month from your checking/savings account or another Legg Mason Fund to be used to buy additional shares.  The fund will send you an account statement monthly. The transfer will also be reflected on your regular checking account statement. You may terminate Future First at any time without charge or penalty.

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Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s prospectus.

Financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund (“Financial Advisers”) may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares.    Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Institutional Class, Financial Intermediary Class and Class R Shares.  Institutional Class, Financial Intermediary Class and Class R shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)  sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) pension, profit-sharing or other benefit plans for the benefit of such persons;

(b)  sales to any employees of Financial Advisers having dealer, service or other selling agreements with LMIS or otherwise having an arrangement with any such Financial Adviser with respect to sales of fund shares, and the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)  offers or sales of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)  purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)  purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

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(f)  purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the fund’s Prospectus for information regarding accumulation privileges.

Letters of Intent—These help you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000
(2) $50,000
(3) $100,000
(4) $250,000
(5) $500,000
(6) $750,000
(7) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Asset Level Goal, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases.    Generally, shares of any Legg Mason Fund may be credited towards your Asset Level Goal.  This list may change from time to time. Investors should check with LMIS, by calling 1-800-822-5544, or their Financial Adviser to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements of any relevant accounts, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

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Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your Financial Adviser, or if you purchase your shares directly through the fund, contact the fund prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Financial Adviser in writing, or if you purchase your shares directly through the fund, by notifying the fund in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or otherwise cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Adviser, or if you purchase your shares directly through the fund, the fund, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Shareholders purchasing shares at a reduced sales charge under a Letter of Intent indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Contingent Deferred Sales Charge Provisions

The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed at 1.00% of the NAV at the time of purchase or redemption, whichever is less.

Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

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In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash  Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other Legg Mason Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.  Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

If you own Class C Shares of the Legg Mason Funds that were purchased prior to January 31, 2009 (“Qualified Class C Shares”), you are entitled to have such shares automatically converted into Class A shares on a load-waived basis (i.e., without having to pay any initial sales load) if the holdings attributable to you in the Funds exceed $1 million.  Such Class A shares are not subject to a contingent deferred sales charge if you redeem them.  In determining whether your holdings meet the minimum $1 million amount, holdings in any Legg Mason Fund of your spouse and children under the age of 21 may be combined.  On or around Feburary 2, 2009, share owners of Qualified Class C Shares whose holdings have been identified as entitled to conversion to Class A shares on a load-waived basis will have their Qualified Class C Shares automatically converted to Class A shares.  There may be some share owners of Qualified Class C Shares whose holdings are entitled to automatic conversion whose accounts cannot be readily identified.  If you believe that your Qualified Class C Share holdings in Funds may be eligible for conversion into Class A shares on a load-waived basis, you should contact the Fund or your Financial Adviser no later than March 4, 2009.  Conversions of Class C shares to Class A shares will not be a taxable event.  Class C shares that are converted into load-waived Class A shares after March 4, 2009 will be subject to a contingent deferred sales charge as described at page     of the Prospectus.  No refund will be made of 12b-1 fees paid during the period from January 31, 2009 until the date of the conversion.

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Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for a Class A, Class C, Institutional Class, Financial Intermediary Class and Class R shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A and Class C shares.

Set forth below is an example of the method of computing the offering price of Class A shares of the fund based on the NAV of a share of the fund as of December 31, 2008.

Class A (based on an estimated NAV of $5.16 and a maximum initial sales charge of 5.75%)	$5.47

MOVING BETWEEN SHARE CLASSES

If you wish to “move” your investment between share classes (within the same fund or between different funds), the funds generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund.  Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.  You may be entitled to reduced Class A sales charges based on the size of your investment.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares.  Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this SAI, please contact the funds at 1-800-822-5544 (Class A and Class C) or 1-888-425-6432 (Institutional Class, Financial Intermediary Class and Class R) for more information.

Non-taxable transactions — An exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-taxable exchange.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund, excluding those shares held in individual retirement accounts (“IRAs”) or Coverdell Education Savings Accounts (“Coverdell ESAs”).  You should contact your financial adviser to determine if it offers a similar service.

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Class A and Class C Shareholders

Class A and Class C shareholders having an account with a NAV of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis.  There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan:  (1) Check mailed by the fund’s transfer agent — fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account — redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days.  You may change the monthly amount to be paid to you without charge by notifying the fund.  You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund.  The fund, its transfer agent, and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.  See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the “Systematic Withdrawal Plan.”

Institutional Class and Financial Intermediary Class Shareholders

Certain shareholders of the fund’s Institutional Class or Financial Intermediary Class shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan.  Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account — redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days.  Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan.  You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services — Institutional.  The fund, its transfer agent, and Legg Mason Investor Services — Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General

The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge.  If the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the close of regular trading on the Exchange on the next day the Exchange is open, less any applicable contingent deferred sales charge.  If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the previous day the Exchange was open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year’s scheduled withdrawals. In addition, Class A and Class C shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.

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Institutional Class Shares

As stated in the Prospectus, Institutional Class shares are generally available only to (1) institutional investors that invest at least $1 million in the fund; (2) investors who purchase shares through investment programs such as fee-based advisory programs, retirement plans, college savings vehicles, and mutual fund supermarkets; and (3) employees of the adviser and spouses and children of such employees. Additionally, the fund’s directors and members of their immediate family may also purchase Institutional Class shares of the fund, subject to a minimum initial investment of $1,000 and a minimum subsequent investment of $50.

Class R Shares

As stated in the Prospectus, Class R shares of the fund are generally available only to Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary). Notwithstanding this provision, the fund’s adviser or an affiliate may also purchase Class R shares.

Other Information Regarding Redemptions

The fund reserves the right to modify or terminate telephone, electronic or other redemption services described in the Prospectus and this SAI at any time.

The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund’s investments or determination of its NAV not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund’s shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

Clients of certain financial intermediaries that maintain omnibus accounts with the fund’s transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund’s distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

The fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund’s NAV per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations.  If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem “in-kind” under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the fund’s shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

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Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

The fund has authorized one or more financial services institutions to receive on its behalf purchase and redemption orders. Such financial services institutions are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution’s authorized designee, receives the order. Orders will be priced at the fund’s NAV next computed after they are received by an authorized trust company or the financial services institution’s authorized designee and accepted by the fund.

Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with LMIS or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

VALUATION OF FUND SHARES

Pricing of fund shares will not be done on days when the Exchange is closed.  The Exchange currently observes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Directors.

Disclosure of Portfolio Holdings

The Board of Directors has adopted the following policy with respect to the disclosure of the fund’s portfolio holdings. The Board of Directors believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the fund’s portfolio holdings and the need to protect the fund from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Directors upon the recommendations of the adviser. The Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

Policy.  Except as described below, no portfolio holdings information of the fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.

Public Disclosure of Portfolio Holdings.  The fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end.  Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds’ website at www.leggmason.com/individualinvestors. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the fund’s fiscal year.  The fund’s reports and its Form N-Q filings are available at the website of the SEC at http://www.sec.gov.

Complete portfolio holdings information may be provided to shareholders and other persons on a quarterly basis no sooner than 25 calendar days following the quarter-end, provided that such information

33

has been made available to the public through a posting on the Legg Mason Funds’ website or by the filing of Form N-Q or Form N-CSR in accordance with SEC rules.

Partial information concerning the fund’s portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter or month end, provided that such information has been made available to the public through postings on the Legg Mason Funds’ website at least one day previously.

Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the fund’s policy.

Non-Public Dissemination of Portfolio Holdings Information.  From time to time it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties.  Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information.  No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the fund in connection with the services being provided to it by the third party which receives the non-public information.  The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the fund may result in sales of fund shares.

At the present time the fund has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

Service Providers:

State Street Bank and Trust Company — Information is provided daily with no time lag.

PricewaterhouseCoopers LLP — Information is provided as needed with no time lag.

K&L Gates LLP — Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

Institutional Shareholder Services — Information is provided daily with no time lag.

Other Third Parties:

DST International — Information is provided monthly with no time lag.

Lipper Analytical Services Corporation — Information is provided quarterly with a time lag of five business days.

FactSet Research Systems, Inc. — Information is provided daily with no time lag.

Macgregor Professional Services — Information is provided as needed with no time lag.

In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

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Additionally, the fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund.  In such a case, the fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer’s obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker-dealer whom the adviser believed was misusing the disclosed information.

The Board of Directors, officers, and certain LMIS employees, including the fund’s accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to the fund’s portfolio holdings information prior to the time it is made public.  All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.

The fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the fund’s portfolio holdings or derived from the fund’s portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds’ website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

1-              A small number of portfolio holdings (including information that the fund no longer holds a particular security).  However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released.  However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2-              General information about the portfolio holdings that cannot be used to determine the fund’s portfolio holdings or any portion thereof.  This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

The Chief Legal Officer may authorize another person to make the determinations required under this policy.  If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed.  For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

TAX-DEFERRED QUALIFIED PLANS —CLASS A AND CLASS C SHARES

Investors may invest in Class A and Class C shares of the fund through IRAs, simplified employee pension plans (“SEPs”), savings incentive match plans for employees (“SIMPLES”), other qualified retirement plans and Coverdell ESAs (collectively, “qualified plans”). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

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Individual Retirement Account — IRA

TRADITIONAL IRA. Certain Class A and Class C shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse’s combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59½, when you may be in a lower tax bracket. Withdrawals made before age 59½ are generally subject to a 10% penalty.

ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain “modified adjusted gross income” (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59½ (or certain other conditions apply).

Simplified Employee Pension Plan — SEP

LMIS makes available to corporate and other employers a SEP for investment in Class A and Class C shares of the fund.

Savings Incentive Match Plan for Employees — SIMPLE

An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee’s salary or a 2% non-elective contribution.

Coverdell Education Savings Account — Coverdell ESA

A Coverdell ESA provides a vehicle for saving for a child’s education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.

Withholding

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and

36

amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

MANAGEMENT OF THE FUND

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad oversight over its affairs. The Corporation’s officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.

The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not “interested persons” of the Corporation, as defined in the 1940 Act, are members of all three committees.

The Audit Committee meets at least twice a year with the Corporation’s independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor’s assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors.  The selection and nomination of candidates to serve as independent directors to the Corporation is committed to the discretion of the Corporation’s current directors who are not interested persons of the Corporation (“Independent Directors”).  The Independent Directors Committee considers matters related to fund operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee met four times, the Nominating Committee did not meet and the Independent Directors Committee met four times.

The tables below provide information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates.  The mailing address of each director and officer is 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

INDEPENDENT DIRECTORS:

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1999	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

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Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Masters, Robin J.W. (1955) Director	Since 2002	14

Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, WA Fixed Income Funds plc, and Western Asset Debt Securities plc.

				Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1999	14	None

Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991 - 1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Technology Investment Capital Corp.

Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None

Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

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Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Tarola, Robert M. (1950) Director	Since 2004	14	None

Senior Vice President of W. R. Grace & Co. (specialty chemicals) since 1999. Member, Standing Advisory Group of the Public Company Accounting Oversight Board since 2007. Formerly: Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999-2008) and MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 -1996).

INTERESTED DIRECTORS:

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Fetting, Mark R. (1954) Chairman and Director	Director since 2002 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	None

President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (financial consulting; Vice President, T. Rowe Price Group, Inc.

Odenath, David R. President and Director	Since 2008.	14

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Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Murphy, Jennifer W. (1964) Director	Since 1999	1	None	Chief Operations Officer of LMM LLC since 1999; Senior Vice President and Director of Legg Mason Capital Management, Inc. and predecessors since 1998.

EXECUTIVE OFFICERS:

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1999	14	None

Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None

Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at CAM (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

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Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None

Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

(1)           Officers of the Corporation are elected to serve until their successors are elected and qualified.  Directors of the Corporation serve a term of indefinite length until their retirement, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

Mr. Odenath, Ms. Murphy and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the fund’s adviser or its affiliated entities (including the fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

The following table shows each director’s ownership of shares of the fund and of all the Legg Mason Funds served by the director as of December 31, 2008:

Name of Director	Dollar Range of Equity Securities in Legg Mason Opportunity Trust	Aggregate Dollar Range of Shares in the Legg Mason Funds Owned by Director

INDEPENDENT DIRECTORS:

Hearn, Ruby P.	$1-$10,000	$10,001 - $50,000

Lehman, Arnold L.	Over $100,000	Over $100,000

Masters, Robin J.W.	$1-$10,000	$50,001 - $100,000

McGovern, Jill E.	None	Over $100,000

Mehlman, Arthur S.	$1-$10,000	$50,001 - $100,000

O’Brien, G. Peter	Over $100,000	Over $100,000

Rowan, S. Ford	$50,001-$100,000	Over $100,000

Tarola, Robert M.	$10,001-$50,000	Over $100,000

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Name of Director	Dollar Range of Equity Securities in Legg Mason Opportunity Trust	Aggregate Dollar Range of Shares in the Legg Mason Funds Owned by Director

INTERESTED DIRECTORS:

Fetting, Mark R.	$50,001-$100,000	Over $100,000

Odenath, David R.	None	None

Murphy, Jennifer W.	$50,001-$100,000	Over $100,000

The following table provides certain information relating to the compensation of the Corporation’s directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.

Name of Person and Position	Aggregate Compensation from Corporation*		Total Compensation from Legg Mason Funds**	Total Compensation from Fund Complex***

INDEPENDENT DIRECTORS:

Hearn, Ruby P. — Director	$11,840	****	$115,000	$115,000

Lehman, Arnold L. — Director	$13,669	****	$134,250	$134,250

Masters, Robin J.W. — Director	$11,940		$116,250	$116,250

McGovern, Jill E. — Director	$11,940	****	$116,250	$116,250

Mehlman, Arthur S. — Director	$$ 12,904		$126,250	$242,250

O’Brien, G. Peter — Director	$$ 12,130	****	$118,750	$234,750

Rowan, S. Ford — Director	$11,940		$116,250	$116,250

Tarola, Robert M. — Director	$12,130		$118,750	$116,250

INTERESTED DIRECTORS:

Fetting, Mark R. — Chairman of the Board and Director	None		None	None

Odenath, David R. — Director	None		None	None

Murphy, Jennifer W. — Director	None		None	None

*                                         Represents compensation paid to the directors by Legg Mason Investment Trust, Inc. (Opportunity Trust) for the fiscal year ended December 31, 2008.

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**                                  Represents aggregate compensation paid to each director during the calendar year ended December 31, 2008 from the Legg Mason Funds. During that period there were 10 open-end investment companies in the Legg Mason Funds, consisting of 14 portfolios.

***                           Represents aggregate compensation paid to each director during the calendar year ended December 31, 2008 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 27 portfolios of The Royce Funds.

****                    The total amount of deferred compensation accrued by the Corporation (including earnings or depreciation in value of amounts deferred) through the 2008 fiscal year for participating directors is as follows: Ruby P. Hearn, $5,500; Arnold L. Lehman, $9,463; Jill E. McGovern, $28,506; and G. Peter O’Brien, $11,387.

Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation.  For serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Independent Directors will also receive a fee of $3,750 or $1,250 for any special Board meetings they attend in person or by telephone, respectively. The Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund’s counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.

On December 31, 2008, the directors and officers of the Corporation beneficially owned in the aggregate less than   % of any class of the fund’s outstanding shares.

On December 31, 2008, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund.  Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

NAME AND ADDRESS	CLASS	% OF CLASS HELD
Citigroup Global Markets, Inc. House Account 700 Red Brook Owings Mills, MD 21117-5184	Primary Class	90.11%
MG Trust Company Cust. FBO The J. Craig Venter Science 700 17th Street, Ste. 300 Denver, CO 80202-3531	Class R	9.11%
EMJAYCO FBO Weldon Materials 401K C/O Fascore LLC 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	Class R	7.93%
EMJAYCO FBO Merritt Management Corp 401K C/O Faxcore LLC 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	Class R	7.86%

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MG Trust Company Cust. FBO APEX Systems, Inc. 401k Plan 700 17th Street, Ste. 300 Denver, CO 80202-3531	Class R	7.25%
EMJAYCO Custodian FBO Catholic Relief Services 403B P.O. Box 17909 Milwaukee, WI 53217	Class R	5.88%
EMJAYCO Custodian FBO The Orthapaedic Center 401k PSP P.O. Box 17909 Milwaukee, WI 53217	Class R	5.45%
National Financial Services Corp 200 Liberty St., 5th Floor 1 World Financial Ctr. New York, NY 10281-1003	Financial Intermediary Class	41.55%
Charles Schwab & Co., Inc. Special Custody Account Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4151	Financial Intermediary Class	20.09%
Emjayco FBO Micros Systems 401K Plan # 351540 5001 N Lydell Ave Milwuakee, WI 53217-5531	Financial Intermediary Class	7.78%
Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	Financial Intermediary Class	7.00%
Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	Institutional Class	27.22%
Missouri State Employees Retirement System 907 Wildwood Dr Jefferson City, MO 65109-5798	Institutional Class	21.14%
Bill and Melinda Gates Foundation Trust 2365 Carillon Point Kirkland, WA 98033-7353	Institutional Class	19.51%
Charles Schwab & Co., Inc. Special Custody Account Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class	11.37%
Nationwide Trust Co. Custodian Legg Mason Profit Sharing and Plan 98 San Jacinto Blvd., Ste. 1100 Austin, TX 78701-4255	Institutional Class	7.15%
National Financial Services Corp 200 Liberty St., 5th Floor 1 World Financial Ctr. New York, NY 10281-1003	Institutional Class	7.09%

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THE FUND’S INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

LMM, a Delaware limited liability company, is 50% owned by Legg Mason, Inc. (“Legg Mason”) and 50% owned, directly or indirectly, by Bill Miller. LMM serves as the fund’s investment adviser and manager under a Management Agreement (“Management Agreement”). LMCM serves as investment adviser to the fund under an Investment Advisory Agreement (“Investment Advisory Agreement”) with LMM. Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the fund under an Administrative Services Agreement (“Administrative Services Agreement”) with LMM.

The address of LMM, LMCM and LMFA is 100 Light Street, Baltimore, Maryland 21202. LMCM and LMFA are wholly-owned subsidiaries of Legg Mason, a financial services holding company.

The Management Agreement provides that, subject to overall direction by the Board of Directors, LMM manages or oversees the investment and other affairs of the fund. LMM is responsible for managing the fund consistent with the 1940 Act, the Code and the fund’s investment objective and policies described in its Prospectus and this SAI. The Management Agreement further provides that LMM is responsible, subject to the general supervision of the Board of Directors, for the actual management of the fund’s assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security.

LMM receives for its services to the fund a management fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the fund up to $100 million and 0.75% of its average daily net assets in excess of $100 million.  Management fees are allocated among each class based on their pro rata share of fund assets.

For the fiscal years ended December 31, the fund paid LMM management fees of (prior to fees waived):

Year	Management Fees Paid
2008	$37,582,019
2007	$58,596,622
2006	$44,737,950

For the fiscal years ended December 31, 2006, 2007 and 2008, LMM waived no management fees.

Under the Investment Advisory Agreement, LMCM regularly provides investment research, advice, management and supervision; otherwise assists in determining from time to time what securities will be purchased, retained or sold by the fund; and implements decisions to purchase, retain or sell securities made on behalf of the fund, all subject to the supervision of LMM and the general supervision of the Board of Directors. LMCM also places orders for the fund either directly with the issuer or with any broker or dealer; provides advice and recommendations with respect to other aspects of the business and affairs of the fund; and performs such other functions of management and supervision as may be directed by the Board of Directors and LMM.

For LMCM’s advisory services to the fund, LMM (not the fund) pays LMCM a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the fund up to $100 million and 0.05% of the average daily net assets of the fund in excess of $100 million.

For the fiscal years ended December 31, the following advisory fees were paid by LMM to LMCM (net of any waivers):

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Year	Advisory Fees Paid
2008	$2,272,135
2007	$3,939,775
2006	$3,015,863

Under the Administrative Services Agreement, LMFA is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operation of the fund; (b) supervise all aspects of the fund’s operations; (c) bear the expense of certain informational and purchase and redemption services to the fund’s shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the fund’s officers and directors. LMFA and its affiliates pay all compensation of directors and officers of the fund who are officers, directors or employees of LMFA. The fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and setting in type prospectuses, statements of additional information, proxy statements and reports to shareholders and of printing and distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, the fund’s distributor, compensation of the Independent Directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees, and expenses incurred in connection with membership in investment company organizations. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify its directors and officers with respect to litigation.

For its services to the fund, LMM (not the fund) has agreed to pay LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the fund. LMFA has agreed to waive all fees payable to it under the agreement indefinitely. LMM did not pay LMFA any fees under the Administrative Services Agreement during fiscal years 2006, 2007 and 2008.

Under the Management Agreement, Investment Advisory Agreement and Administrative Services Agreement, LMM, LMCM and LMFA, respectively, will not be liable for any error of judgment or mistake of law or for any loss by the fund in connection with the performance of the Management Agreement, Investment Advisory Agreement or Administrative Services Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective agreement.

The Management Agreement, Investment Advisory Agreement and Administrative Services Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the Board of Directors, by vote of a majority of the fund’s outstanding voting securities, or by LMM, LMCM or LMFA, respectively, on not less than 60 days’ notice to the other party to the agreement, and may be terminated immediately upon the mutual written consent of all parties to the agreement.

Portfolio Manager

Bill Miller, CFA, Managing Member of LMM and Chairman & Chief Investment Officer for LMCM is portfolio manager of the fund and has been primarily responsible for its day-to-day management since its inception. Samantha McLemore became assistant portfolio manager to the fund in August 2008.  The tables below provide information regarding other accounts for which Mr. Miller and Ms. McLemore have day-to-day management responsibility.

Bill Miller

As of December 31, 2008(a):

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Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	2	$4,670,380,894	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$24,810,624	1	$24,810,624

(a)          One of the registered investment companies for which the portfolio manager is primarily responsible for day-to-day management (not Opportunity Trust) serves as a model portfolio for other registered investment companies and separate accounts that are managed on a day-to-day basis by other LMCM portfolio managers.  As of December 31, 2008 the total assets in these other accounts was $5,360,933,646.  None of these accounts pay performance fees.

The portfolio manager serves as Managing Member for LMM, the manager for the fund, and as Chairman and Chief Investment Officer for LMCM, the adviser for the fund.  The portfolio manager has an ownership interest in LMM and, therefore, receives a portion of its profits.  The portfolio manager also has an employment contract with Legg Mason, Inc. that is designed to compensate him in a similar manner based on the financial results of LMCM.  The portfolio manager is also eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

The portfolio manager has day-to-day management responsibility for three other accounts.  The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise.  For example, the portfolio manager makes investment decisions for each account based on the investment guidelines, cash flows, and other factors that the portfolio manager believes are applicable to that account.  Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times.  The portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the fund.  Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the fund maintained its position in the security.  A potential conflict may also arise since the portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability.  This potential conflict may be heightened where an account is subject to a performance-based fee.  The portfolio manager and the assistant portfolio manager’s personal investing may also give rise to potential conflicts of interest.  LMCM has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

The portfolio manager has an ownership interest in LMM, the manager for the fund, but not in LMCM, the investment manager for the other accounts included in the table above.  As a result, the portfolio manager may receive a greater relative benefit from activities that increase the value of LMM, including, but not limited to increases in the fund’s assets under management.  In addition, the fee schedule for the fund does not contain the same breakpoints that apply to certain of the other accounts managed by the portfolio manager, therefore the effective fee paid by the fund may be higher than the effective fee paid by the other accounts included in the table above.

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In the opinion of the manager and adviser for the fund, the portfolio manager’s simultaneous management of the fund and the accounts included in the table above, all of which are subject to LMCM’s compliance policies and procedures, does not create any material conflicts of interests.

As of December 31, 2008, Mr. Miller beneficially owned shares of Opportunity Trust with a value in excess of [$1,000,000].

Samantha McLemore

Samantha McLemore serves as assistant portfolio manager to the fund. Ms. McLemore does not manage any other accounts.

The assistant portfolio manager is paid a fixed base salary and a bonus.  Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the assistant portfolio manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the assistant portfolio manager’s performance over various other time periods, the total value of the assets managed by the assistant portfolio manager, the assistant portfolio manager’s contribution to the adviser’s research process, the profitability of the investment manager and the assistant portfolio manager’s contribution to profitability, and trends in industry compensation levels and practices.

The assistant portfolio manager is eligible to receive stock options from Legg Mason based upon an assessment of the assistant portfolio manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

As of December 31, 2008, Ms. McLemore beneficially owned shares of Opportunity Trust with a value between $50,001 and $100,000.

Code of Ethics

The fund, LMM, LMCM, LMFA and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.  With respect to transactions in Legg Mason Funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person’s employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason Fund to engage in any trade or short-term trading strategy involving that fund.

Proxy Voting

As the fund may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason Funds have developed proxy voting procedures whereby, subject to Board of Directors oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting the fund’s proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through http://www.leggmason.com/IndividualInvestors/documents/shareholder_information/D3365-secopx.pdf or the SEC’s Internet site at http://www.sec.gov.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

For the fiscal years ended December 31, the fund’s portfolio turnover rates were as follows:

Year	Portfolio Turnover Rate
2008	51.7%
2007	44.2%

Variations in the fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

Under the Investment Advisory Agreement, LMCM is responsible for the execution of the fund’s portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders for the fund LMCM also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the services described below), any risk assumed by the executing broker and, if applicable, arrangements for payment of fund expenses.

Consistent with the policy of most favorable price and execution, LMCM may give consideration to research, statistical and other services furnished by broker-dealers to it for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, or a higher transaction fee on so-called “riskless principal” trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to either LMM or LMCM in connection with services to clients other than the fund whose brokerage generated the service. LMM’s and LMCM’s fee is not reduced by reason of their receiving such brokerage and research services.

As adviser, LMCM may allocate brokerage transactions to broker-dealers who allocate a portion of the commissions paid by the fund toward the reduction of the fund’s expenses payable to third-party service providers other than LMCM or its affiliates. The transaction quality must, however, be comparable to that of other qualified broker-dealers. Neither LMCM nor its affiliates receive any direct or indirect benefit from these arrangements.

The fund may use brokerage firms affiliated with the fund’s investment adviser (“affiliated broker”) as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution.  Commissions paid to affiliated brokers will not exceed “usual and customary brokerage commissions.” Rule 17e-1 under the 1940 Act defines “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In the OTC market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

For the fiscal years ended December 31, the fund paid the following brokerage commissions:

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Year		Brokerage Commissions Paid
2008		$9,618,153
2007	*	$7,736,670
2006		$5,832,178

*                                         The increase in commissions paid by the fund during fiscal year 2007 relative to the prior year was due to an increase in the volume and frequency of trades in the past year and by the effect of slightly higher commission rates.  The increase in the volume and frequency of trades can be attributed to an increase in the fund’s portfolio turnover rate.

During the fiscal year ended December 31, 2008, the fund owned no securities of its regular broker-dealers or parent companies of such broker-dealers.

Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called “riskless principal” trades. The Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund’s investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities.  In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The fund’s Management Agreement expressly provides such consent.

Investment decisions for the fund are made independently from those of other funds and accounts advised by the adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in large-volume transactions may produce better executions and prices.

THE FUND’S DISTRIBUTOR

LMIS acts as distributor of the fund’s shares pursuant to a Distribution Agreement with the fund. Except as noted in the Prospectus, the fund’s shares are distributed in a continuous offering. The Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund’s expense) and for supplementary sales literature and advertising costs.  The Distribution Agreement is terminable with respect to the fund without penalty, at any time, by the Board of Directors, by a vote of the holders of a majority of the shares of the fund, or by LMIS upon 60 days’ notice to the other party.

The fund has adopted Distribution Plans for Class A shares (“Class A Plans”), for Class C shares (“Class C Plans”), for Financial Intermediary Class shares (“Financial Intermediary Class Plans”) and for

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Class R shares (“Class R Plan”), (each a “Plan”) which, among other things, permits the fund to pay LMIS fees for its services related to sales and distribution of Class A shares, Class C shares, Financial Intermediary Class shares and Class R shares, and the provision of ongoing services to holders of those shares. Payments with respect to a class are made only from assets attributable to that class. Under the Class A Plan, the aggregate fees may not exceed an annual rate of 0.25% of the fund’s average daily net assets attributable to Class A shares.  Under the Class C Plan, the aggregate fees may not exceed an annual rate of 1.00% of the fund’s average daily net assets attributable to Class C shares. Under the Financial Intermediary Class Plan the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of the fund’s average daily net assets attributable to Financial Intermediary Class shares. Under the Class R Plan, the aggregate fees may not exceed an annual rate of 0.75% (currently limited by the Board to 0.50%) of the fund’s average daily net assets attributable to Class R shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.  LMIS may pay all or a portion of the fees to Financial Advisers.  The Class A Plan and Class C Plan also provide that LMIS and Financial Advisers may receive all or a portion of the sales charges paid by Class A or Class C.

Amounts payable by the fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund.  The Plans do not obligate the fund to reimburse LMIS for the actual expenses LMIS may incur under the Plans.  Thus, even if LMIS’ actual expenses exceed the fee payable to LMIS at any given time, the fund will not be obligated to pay more than that fee.  If LMIS’ expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

The Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of any Plan or any Distribution Agreement (“12b-1 Directors”).  In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit the fund, the applicable class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of each Plan to the fund’s Class A, Class C, Financial Intermediary Class and Class R shareholders, as applicable, could offset the costs of that Plan; the likelihood that each Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to each Plan; and the extent to which the retention of assets and additional sales of the fund’s Class A shares, Class C shares, Financial Intermediary Class shares and Class R shares, as applicable, would be likely to maintain or increase the amount of compensation paid by the fund to LMCM.

In considering the costs of each Plan, the directors gave particular attention to the fact that any payments made by the fund to LMIS under a Plan would increase the fund’s level of expenses applicable to Class A, Class C, Class R and Financial Intermediary Class in the amount of such payments. Further, the directors recognized that LMM, LMCM, and LMFA would earn greater management and advisory fees if the fund’s assets were increased, because such fees are calculated as a percentage of the fund’s assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

Among the potential benefits of the Plans, the directors noted that the payment of distribution and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the fund’s Class A shares, Class C shares, Class R shares and Financial Intermediary Class shares as applicable, and to maintain and enhance the level of services they provide to that class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the fund in connection with a Plan. Furthermore, the investment management of the fund could be enhanced, as any net inflows of cash from new sales might enable its

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portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

As compensation for its services and expenses, LMIS receives from the fund an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class A shares in accordance with the Class A Plan.  As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to up to 0.75% of its average daily net assets attributable to Class C shares and an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class C shares in accordance with the Class C Plan.  As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to up to 0.50% of the fund’s average daily net assets attributable to Class R shares and an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class R shares in accordance with the Class R Plan. The Board of Directors has currently approved payment of only 0.50% (0.25% service fee and 0.25% distribution fee) under the Class R Plan.  As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to up to 0.15% of the fund’s average daily net assets attributable to Financial Intermediary Class shares and an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Financial Intermediary Class shares in accordance with the Financial Intermediary Class Plan. The Board of Directors has currently approved payment of only 0.25% (0.15% service fee and 0.10% distribution fee) under the Financial Intermediary Class Plan. All distribution and service fees are calculated daily and paid monthly.

The Plans will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated with respect to a class of the fund by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the fund. Any change in a Plan that would materially increase the distribution costs to the fund requires approval by the shareholders of the applicable class of the fund; otherwise a Plan may be amended by the directors, including a majority of the 12b-1 Directors.

Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund, pursuant to a Plan or any related agreement, shall provide the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended pursuant to that Plan and the purposes for which the expenditures were made.

For the fiscal year ended December 31, 2008, the fund incurred distribution and service fees of $28,509,913 with respect to Class C shares, $66,161 with respect to Class R shares and $2,347,345 with respect to Financial Intermediary Class shares.

All such fees were paid to LMIS, the fund’s Principal Underwriter as provided for in the underwriting agreement between LMIS and the fund and pursuant to the Plans.

CAPITAL STOCK INFORMATION

The Articles of Incorporation of the Corporation authorize issuance of 1.8 billion shares of common stock, par value $0.001 per share, of Legg Mason Opportunity Trust. The fund currently offers five classes of shares: Class A shares, Class C Shares, Institutional Class shares, Financial Intermediary Class shares and Class R shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of the fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.

Each share in the fund is entitled to one vote for the election of directors and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the fund are fully paid and nonassessable and have no preemptive or conversion rights.

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Shareholder meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract and certain amendments to a plan of distribution pursuant to Rule 12b-1), at the request of a majority of the shares entitled to vote as set forth in the Bylaws of the Corporation; or as the Board of Directors from time to time deems appropriate.

THE FUND’S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

State Street Bank and Trust Company (“State Street”), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of the fund’s assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent to the fund and administrator of various shareholder services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right to institute other charges on shareholders to cover the fund’s administrative costs.

THE FUND’S LEGAL COUNSEL

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the fund.

THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 E. Pratt Street, Baltimore, MD 21202, serves as independent registered public accounting firm to the fund.

FINANCIAL STATEMENTS

The Annual Report to Shareholders for the fiscal year ended December 31, 2007, contains the fund’s financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm, all of which are hereby incorporated by reference herein.  The Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2008 contains the fund’s unaudited financial statements and accompanying notes, all of which are hereby incorporated by reference herein.

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APPENDIX A

RATINGS OF SECURITIES

Description of Moody’s Investors Service, Inc. (“Moody’s”) Ratings:

Long-Term Debt Ratings

Aaa -  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues an obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa -  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.  An obligation rated Aa is judged to be of high quality and are subject to very low credit risk.  Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

A -  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.  An obligation rated A is considered upper-medium grade and are subject to low credit risk.

Baa -  Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.  An obligation rated Baa is subject to moderate credit risk.  Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

Ba -  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.  An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B -  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.  An obligation rated B is considered speculative and is subject to high credit risk.

Caa -  Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -  Bonds which are rated Ca represent obligations which are judged to be highly speculative in a high degree and are likely in, or very near, default, with some prospect for recovery of principal and interest.  Such issues are often in default or have other marked shortcomings.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Prime-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

Prime-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

Prime-3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

Not Prime — Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s (“S&P”) Ratings:

Long-Term Issue Credit Ratings

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C — An obligation rated C is currently vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R — An obligor rated R is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations and not to others.

SD and D-An obligor rated SD (Selective Default) or D has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A D rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An SD rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Plus (+) or minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c - The ‘c’ subscript indicates that a bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of ratings is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r -The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Commercial Paper

A-1. - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

APPENDIX B

LEGG MASON FUNDS

PROXY VOTING POLICIES

(Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund.  Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights.  Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1.               Voting Proxies — Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2.               Proxy Voting Policies of Advisers to Legg Mason Funds — Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund).  Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3.               Funds’ Proxy Voting Policies and Procedures  — The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies.  In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers’ policies for the voting of the funds’ proxies.  The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund.  Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4.               Annual Review — An adviser’s proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees.  In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year.  Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser’s stated proxy voting policies and procedures.

5.               Changes to Advisers’ Policies and Procedures - On an annual basis, any changes to an adviser’s proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

Legg Mason Capital Management, Inc.

Proxy Principles and Procedures

OVERVIEW

Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients.  These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations.  LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others.  For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote.  Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.  LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders.  Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management.  LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance — Equity shareholders are owners of the business — company boards and management teams are ultimately accountable to them.  LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners.  Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders.   LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business — LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners.  Conversely, LMCM opposes proposals that limit management’s ability to do this.  LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM’s proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES

Oversight

LMCM’s Chief Investment Officer (CIO) has full authority to determine LMCM’s proxy voting principles and vote proxies on behalf of LMCM’s clients.  The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers.  No less than annually, LMCM will review existing principles and procedures in light of LMCM’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders.  Generally speaking, LMCM will vote all proxies it receives.  However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company’s shares are no longer held by LMCM’s clients at the time of the meeting.  Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM’s Proxy Administrator.  New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM.  LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

Compliance Review

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM’s clients.  LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1.  Identifying Potential Conflicts.  In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2.  Assessing Materiality. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality.  The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines.  The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders.  Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues.  LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and Proxy Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission’s EDGAR database);

3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented.    Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote.  While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis.  Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	LMCM Guideline
BOARD OF DIRECTORS
Independence of Boards of Directors: majority of unrelated directors, independent of management	For
Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For
Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For
Cumulative Voting for Directors	For
Staggered Boards	Against
Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case
Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For
Director Liability & Indemnification: support limitation of liability and provide indemnification	For
Audit Process	For
Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For
Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For
Fixed Retirement Policy for Directors	Case-by-Case
Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For
Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For
Annual Review of Board/CEO by Board	For
Periodic Executive Sessions Without Mgmt (including CEO)	For
Votes for Specific Directors	Case-by-Case

Proxy Issue	LMCM Guideline
MANAGEMENT AND DIRECTOR COMPENSATION
Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case
Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value
Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against
Expiry: plan whose options have a life of more than ten years	Case-by-Case
Expiry: “evergreen” stock option plans	Against
Dilution:	Case-by-Case - taking into account value creation, commitment to shareholder-friendly policies, etc.
Vesting: stock option plans that are 100% vested when granted	Against
Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For
Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against
Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case
Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against
Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against
Change in Control: granting options or bonuses to outside directors in event of a change in control	Against
Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against
Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against
Director Compensation: % of directors’ compensation in form of common shares	For
Golden Parachutes	Case-by-Case
Expense Stock Options	For
Severance Packages: must receive shareholder approval	For
Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case

Proxy Issue	LMCM Guideline

TAKEOVER PROTECTIONS
Shareholder Rights Plans: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid	Against
Going Private Transaction, Leveraged Buyouts and Other Purchase Transactions	Case-by-Case
Lock-up Arrangements: “hard” lock-up arrangements that serve to prevent competing bids in a takeover situation	Against
Crown Jewel Defenses	Against
Payment of Greenmail	Against
“Continuing Director” or “Deferred Redemption” Provisions: provisions that seek to limit the discretion of a future board to redeem the plan	Against
Change Corporation’s Domicile: if reason for re-incorporation is to take advantage of protective statutes (anti-takeover)	Against
Poison Pills: receive shareholder ratification	For
Redemption/Ratification of Poison Pill	For

SHAREHOLDERS’ RIGHTS
Confidential Voting by Shareholders	For
Dual-Class Share Structures	Against
Linked Proposals: with the objective of making one element of a proposal more acceptable	Against
Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against
Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against
Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For
Shareholder Proposals	Case-by-Case
Stakeholder Proposals	Case-by-Case
Issuance of Previously Authorized Shares with Voting Rights to be Determined by the Board without Prior Specific Shareholder Approval	Against
“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For
Preemptive Rights	For
Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For
Allow Shareholder action by written consent	For
Allow Shareholders to call Special Meetings	For
Social and Environmental Issues	As recommended by Company Management
Reimbursing Proxy Solicitation Expenses	Case-by-Case

Legg Mason Investment Trust, Inc.

Part C.	Other Information

Item 23.	Exhibits

(a) (i)	Articles of Amendment and Restatement of Articles of Incorporation filed February 22, 2000 (3)
(ii)	Articles of Amendment filed March 6, 2001 (3)
(iii)	Certificate of Correction filed March 15, 2001 (3)
(iv)	Articles Supplementary filed June 19, 2001 (4)

(v)	Articles Supplementary filed June 22, 2004 (9)
(vi)	Articles Supplementary filed July 5, 2006 (9)
(vii)	Articles Supplementary filed September 11, 2006 (9)
(viii)	Articles Supplementary filed March 11, 2008 (13)

(ix)	Articles of Amendment filed January 28, 2009 – filed herewith
(x)	Articles Supplementary filed January 29, 2009 – filed herewith

(b)	Amended and Restated Bylaws dated August 8, 2002 (5)

(c)

Instruments defining the rights of security holders with respect to Legg Mason Investment Trust, Inc. are contained in the Articles of Amendment and Restatement of Articles of Incorporation, with subsequent amendments filed thereto, and in the Amended and Restated Bylaws, which are incorporated by reference as specified in Exhibits (a) and (b) to Item 23 of Part C herein.

(d)	(i)	Management Agreement (4)
	(ii)	Investment Advisory Agreement (4)
	(iii)	Administrative Services Agreement (4)
	(iv)	Inter-Affiliate Transfer Agreement (8)

(e)	Distribution Agreement (12)

(i)	Anti-Money Laundering Delegation Agreement dated November 3, 2006 (10)

(ii)	Amendment No. 1 to the Distribution Agreement dated December 15, 2006 (13)

(f)	Bonus, profit sharing or pension plans - none

(g)	(i)	Custodian Contract (2)
	(ii)	Amendment dated July 1, 2001 to Custodian Contract (4)

(h)	(i)	Transfer Agency and Service Agreement (2)
	(ii)	Amendment dated November 1, 2001 to Transfer Agency and Service Agreement (5)

(iii)	Amended and Restated Delegation Amendment to Transfer Agency and Service Agreement (10)
(iv)	Fax-in Processing Instructions (10)

(v)

Cut-off Processing Instructions (10)

(i)	Opinion and consent of counsel — filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith

(k)	Financial statements omitted from Item 22 - none

(l)	Agreement for providing initial capital with respect to the Registrant (1)

(m)	(i)	Primary Class Distribution Plan pursuant to Rule 12b-1 (2)
	(ii)	Financial Intermediary Class Distribution Plan pursuant to Rule 12b-1 (6)
	(iii)	Amendment to the Primary Class Distribution Plan (8)
	(iv)	Amendment to the Financial Intermediary Class Distribution Plan (8)
	(v)	Form of Class R Distribution Plan pursuant to Rule 12b-1 (9)

(vi)	Form of Amendment to the Amended Primary Class Distribution Plan (14)
(vii)	Form of Class A Distribution Plan pursuant to Rule 12b-1 (14)

(n)	Form of Multiple Class Plan pursuant to Rule 18f-3 (14)

(p)	Code of ethics for the fund, its investment adviser, and its principal underwriter

(i)	Legg Mason Funds and Legg Mason Investor Services, LLC (11)

(ii)	Legg Mason Capital Management, Inc. (7)

(1)

Incorporated herein by reference to corresponding Exhibit of Pre-Effective Amendment No. 1 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed December 21, 1999.

(2)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 1 to the Registration Statement of Legg Mason Investment Trust, SEC File No. 333-88715, filed January 31, 2000.

(3)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 3 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed March 16, 2001.

(4)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 4 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed February 28, 2002.

(5)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 5 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed February 27, 2003.

(6)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 6 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed August 20, 2003.

(7)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 22 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.

(8)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 12 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed April 27, 2006.

(9)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 14 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed September 15, 2006.

(10)

Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to the registration statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, as electronically filed on February 26, 2007.

(11)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 25 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 25, 2007.

(12)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 16 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed April 27, 2007.

(13)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 17 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed April 28, 2008.

(14)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 18 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed December 1, 2008.

Item 24.	Persons Controlled By or Under Common Control with Registrant

None

Item 25.	Indemnification

Reference is made to Article 11 of Registrant’s Amended and Restated Articles of Incorporation, Article 10 of Registrant’s Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 10 of the Distribution Agreement.  Article 10 of Registrant’s Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Corporation in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (“Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Manager and Investment Adviser

I.              LMM LLC (“LMM”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.  The following is a list of other substantial business activities in which directors, officers or partners of LMM have been engaged as director, officer, employee, partner, or trustee.

William H. Miller III	Managing Member, LMM
Chairman, CIO and Director, LMCM

Jennifer W. Murphy	COO, LMM
Senior Vice President, CFO and Director, LMCM

II.            Legg Mason Capital Management, Inc. (“LMCM”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.  The following is a list of other substantial business activities in which directors, officers or partners of LMCM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, Batterymarch

Director, LMCM

Manager, Brandywine
Director, Brandywine Singapore
Manager, Clear Adv

Director, Clear Asset
Senior Executive Vice President, Legg Mason, Inc.
Director, Barrett
Director, Bartlett

Manager and President, Gray Siefert & Co

Director, LMFA
Director, LM Canada Hldg
Director, LM Funding
Manager, GAA

President, GCIM

Manager, LMIC

Manager, LM Marketing

Manager, LMPFA
Director, LMREI
Director, LMRESA
President and Director, LMRC
President and Director, LMRG
President and Director, LMRP

Director, LMIH

President and Director, LMRCII

President and Director, LMRC Properties

Director, PCM I
Director, PCM II
Director, Permal
Manager, Royce

Director, SBFM

Director, WAM
Director, WAMCL
Director, WAM Tokyo
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, WAM Singapore

Charles J. Daley, Jr.	Treasurer, Brandywine
Director, LMFA

Treasurer and Director, LMCM

Vice President and Treasurer, LMIC
Delegation of Authority, LMM
President, NS
Director, President, and Treasurer, The Baltimore Co

President, Treasurer and Director, BMML

Manager, Clear Adv
Manager, Clear Asset
Vice President and Treasurer, GS
Senior Vice President, CFO, and Treasurer, Legg Mason, Inc.
Manager, President, Treasurer, Legg Mason & Co
Director, LM & Co (UK) Ltd

Treasurer, LMFunds

Vice President and Treasurer, LM BAM

President and Director, LM Funding

Manager, GAA

Manager, Global Currents Investment Management, LLC

President and Manager, LMIH
President and Manager, LMIH II
President and Manager, LMIH Chile

Vice President and Treasurer, LM Marketing

Manager, LMPFA

President, Director, and Treasurer, LM Properties

Treasurer, LMREI

President, Treasurer, and Director, LMCRES

President and Treasurer, LMRESA
Vice President and Treasurer, LMRC
Vice President and Treasurer, LMRG
Vice President and Treasurer, LMRP

Director and Treasurer, LMTS

Treasurer, LM Tower
Vice President and Treasurer, LMRC II
Vice President and Treasurer, LMRC Properties
President and Director, LM Canada Hldg

Mark R. Fetting	President, CEO, Chairman and Director, LMFA

Director, Batterymarch

Manager, Brandywine
Director, LMCM

Manager, Clear Adv

Manager, Clear Asset
President, CEO, Chairman and Director, Legg Mason, Inc.

Manager, GAA
President and Managing Director, LMIS
Manager, LMPFA
Director, LMFunds
Director, PCM I
Director, PCM II
Manager, Royce

Manager, SBFM
Director, LM Canada Hldgs

Raymond A. Mason	Director, LMCM
Director, LMCF
Manager, Chairman, and President, LMFM

Director, LM Tower
Director, LM Holdings
Director, PCM I
Director, PCM II
Manager, Royce

Thomas C. Merchant	Secretary, Brandywine

Secretary, LMCM

Vice President and Secretary, Legg Mason, Inc.
Secretary, The Baltimore Co.

Secretary, Barrett
Assistant Secretary, Bartlett
Assistant Secretary, BRE

Secretary, FG

Secretary, LMFunds

Secretary, GCIM
Secretary, LMCF

Secretary, LMIC
Vice President and Secretary, LM Funding
Secretary, LMREI
Secretary, LMCRES
Secretary, BMML
Secretary, LM Canada Hldg
Secretary, LMIH
Secretary, LMIH II
Secretary, LMIH Chile

Vice President and Assistant Secretary, LMPFA
Secretary, LMPAC

Secretary, LM Properties
Secretary, LMREI
Secretary, LMRESA

Secretary, LMREC
Secretary, LMREC II

Secretary, LMRG
Secretary, LMRP
Secretary, LMTS
Secretary, LM Tower

Secretary, LMRC

Secretary, LMRC II

Secretary, LMCC
Secretary, LMCS I
Secretary, LMCS II
Secretary, LMCS III
Secretary, LMCS IV
Vice President and Treasurer, LMFM
Assistant Secretary, LMRES Hldgs

Secretary, LMRC Properties

William H. Miller III	Chairman, CIO and Director, LMCM
Managing Member, LMM

Jennifer W. Murphy	Senior Vice President, CFO and Director, LMCM
COO, LMM

Addresses for Item 26:

3040692 Nova Scotia Company (“NS”)
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

The Baltimore Company (“The Baltimore Co”)
100 Light Street
Baltimore, MD 21202

Barrett Associates, Inc. (“Barrett”)
565 Fifth Avenue
New York, NY 10017

Bartlett & Co. (“Bartlett”)
36 East Fourth Street
Cincinnati, OH 45202

BMML, Inc. (“BMML”)

100 Light Street
Baltimore, MD 21202

Brandywine Global Investment Management, LLC (“Brandywine”)
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)
36 Robinson House, #18
City House
Singapore

BRE Group, Inc. (“BRE”)
36 East Fourth Street
Cincinnati, OH 45202

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eight Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eight Avenue

New York, NY 10018

Fairfield Group, Inc. (“FG”)
200 Gibraltor Road
Horsham, PA 19044

Gray Seifert & Co (“GS”)
100 Light Street
Baltimore, MD 21202

Global Currents Investment Management, LLC (“GCIM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

Legg Mason Charitable Foundation, Inc. (“LMCF”)
100 Light Street
Baltimore, MD 21202

Legg Mason Fund Adviser, Inc. (“LMFA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)
100 Light Street
Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“GAA”)
300 First Stamford Place, 4th Floor

Stamford, CT 06902

Legg Mason, Inc.

100 Light Street

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings II, LLC (“LMIH II”)
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC (“LMIH Chile”)
El Regidor N° 66
Piso 10
Las Condes, Santiago
Chile

Legg Mason Investment Counsel, LLC (“LMIC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Investor Services, LLC “(LMIS”)
100 Light Street
Baltimore, MD 21202

Legg Mason Marketing Co, LLC (“LM Marketing”)
100 Light Street
Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
399 Park Ave.
New York, NY 10022

Legg Mason Political Action Committee (“LMPAC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Properties, Inc. (“LM Properties”)
5955 Carnegie Boulevard
Suite 200
Charlotte, NC 28209

Legg Mason Real Estate Capital, Inc. (“LMREC”)
10880 Wilshire Blvd., Suite 1750
Los Angeles, CA 90024

Legg Mason Real Estate Capital II, Inc. (“LMREC II”)
10880 Wilshire Blvd., Suite 1750
Los Angeles, CA 90024

Legg Mason Real Estate Investors, Inc. (“LMREI”)
100 Light Street
Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)
100 Light Street
Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)
100 Light Street
Baltimore, MD 21202

Legg Mason Technology Services, Inc. (“LMTS”)
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)
100 Light Street
Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”)
100 Light Street
Baltimore, MD 21202

LM BAM, Inc. (“LM BAM”)
46 Public Square, Suite 700
Wilkes Barre, PA 18701

LM Capital Company (“LMCC”)
100 Light Street
Baltimore, MD 21202

LM Capital Support I (“LMCS I”)
100 Light Street
Baltimore, MD 21202

LM Capital Support I (“LMCS II”)
100 Light Street
Baltimore, MD 21202

LM Capital Support I (“LMCS III”)
100 Light Street
Baltimore, MD 21202

LM Capital Support I (“LMCS IV”)
100 Light Street
Baltimore, MD 21202

LM Fund Management (“LMFM”)
100 Light Street
Baltimore, MD 21202

LM Fund Services, Inc. (“LMFunds”)
100 Light Street
Baltimore, MD 21202

LM Holdings, Limited (“LM Holdings”)
155 Bishopsgate
London EC2M 3TY
England

LMRC II, Inc. (“LMRC II”)
100 Light Street
Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)
100 Light Street
Baltimore, MD 21202

LMM LLC (“LMM”)
100 Light Street
Baltimore, MD 21202

LMRES Holdings (“LMRES Hldgs”)
100 Light Street
Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)
900 Third Ave. 28th Floor
New York, NY 10022

Royce & Associates, LLC (“Royce”)
1414 Avenue of the Americas
New York, NY 10019

Smith Barney Fund Management (“SBFM”)
300 First Stamford Place
Stamford, CT 06902

Western Asset Management Company (“WAM”)
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)
10 Exchange Square
Primrose Street
London EC2A 2EN
England

Western Asset Management Company Ltd (“WAM Tokyo”)
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)
Level 13
120 Collins Street
GPO Box 507
Melbourne Victoria 3000
Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)
10 Exchange Square
Primrose Street
London EC2A 2EN
England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)
1 George Street, #23-01
Singapore 049145

Item 27.	Principal Underwriters

(a)

Legg Mason Income Trust, Inc.; Legg Mason Investors Trust, Inc.; Legg Mason Light Street Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Tax-Free Income Fund; Legg Mason Growth Trust, Inc.; Legg Mason Charles Street Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Premium Money Market Trust; Legg Mason Partners Institutional Trust; Legg Mason Partners Money Market Trust; Legg Mason Partners Equity Trust; Legg Mason Partners Variable Equity Trust; Barrett Opportunity Fund, Inc.; Legg Mason Partners Variable Income Trust; Legg Mason Partners Income Trust.

(b)	The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, Legg Mason Investor Services, LLC (“LMIS”).

Name and Principal	Position and Offices	Positions and Offices
Business Address*	with Underwriter – LMIS	with Registrant

David S. Penn	Managing Director	None

D. Stuart Bowers	Vice President and Director of Operations	None

W. Talbot Daley	Vice President	None

Mark E. Freemyer	Vice President	None
300 First Stamford Pl.
Stamford, CT 06902-6732

David Eikenburg	Vice President	None

Thomas J. Hirschmann	Vice President	None

Joseph LaRocque	Vice President	None

Michael P. McAllister	Vice President	None

Theresa P. McGuire	Vice President, Chief Financial Officer and Treasurer	None

Joel R. Sauber	Vice President	None
300 First Stamford Pl.
Stamford, CT 06902-6732

Kenneth D. Cieprisz	Chief Compliance Officer	None
399 Park Avenue, 4th Floor
New York, NY 10022

Joseph M. Furey	General Counsel and Secretary	None

Erin L. Clark	Assistant Secretary	None

Theresa M. Silberzahn	Financial Reporting Officer	None

Elizabeth Craig	AML Compliance Officer	None

* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

(c)	The Registrant has no principal underwriter, which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.	Location of Accounts and Records

	State Street Bank and Trust Company		Legg Mason Fund Adviser, Inc.
	P. O. Box 1713	and	100 Light Street
	Boston, Massachusetts 02105		Baltimore, Maryland 21202

Item 29.	Management Services

None

Item 30.	Undertakings

None

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Investment Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 19 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 30th day of January, 2009.

LEGG MASON INVESTMENT TRUST, INC.

By:	/s/ David R. Odenath
David R. Odenath

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Mark R. Fetting	Chairman and Director	January 30, 2009
Mark R. Fetting

/s/ David R. Odenath	President (Principal Executive	January 30, 2009
David R. Odenath	Officer) and Director

/s/ Ruby P. Hearn*	Director	January 30, 2009
Ruby P. Hearn

/s/ Arnold L. Lehman*	Director	January 30, 2009
Arnold L. Lehman

/s/ Robin J.W. Masters*	Director	January 30, 2009
Robin J.W. Masters

/s/ Arthur S. Mehlman*	Director	January 30, 2009
Arthur S. Mehlman

/s/ Jill E. McGovern*	Director	January 30, 2009
Jill E. McGovern

/s/ Jennifer W. Murphy*	Director	January 30, 2009
Jennifer W. Murphy

/s/ G. Peter O’Brien*	Director	January 30, 2009
G. Peter O’Brien

/s/ S. Ford Rowan*	Director	January 30, 2009
S. Ford Rowan

/s/ Robert M. Tarola*	Director	January 30, 2009
Robert M. Tarola

/s/ Marie K. Karpinski	Vice President and Chief Financial	January 30, 2009
Marie K. Karpinski	Officer (Principal Financial and
Accounting Officer)

* By:	/s/ Richard M. Wachterman
Richard M. Wachterman
Attorney in Fact, pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies’ Registration Statements on Form N-1A):

LEGG MASON INCOME TRUST, INC.	LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.	LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND	LEGG MASON INVESTORS TRUST, INC.
LEGG MASON GROWTH TRUST, INC.	LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON VALUE TRUST, INC.	LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE	DATE

/s/ Mark R. Fetting	May 23, 2007
Mark R. Fetting

/s/ Ruby P. Hearn	May 23, 2007
Ruby P. Hearn

/s/ Arnold L. Lehman	May 23, 2007
Arnold L. Lehman

/s/ Robin J.W. Masters	May 23, 2007
Robin J.W. Masters

/s/ Jill E. McGovern	May 23, 2007
Jill E. McGovern

/s/ Arthur S. Mehlman	May 23, 2007
Arthur S. Mehlman

/s/ Jennifer W. Murphy	May 23, 2007
Jennifer W. Murphy

/s/ G. Peter O’Brien	May 23, 2007
G. Peter O’Brien

/s/ S. Ford Rowan	May 23, 2007
S. Ford Rowan

/s/ Robert M. Tarola	May 23, 2007
Robert M. Tarola

POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies’ Registration Statements on Form N-1A):

LEGG MASON INCOME TRUST, INC.	LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.	LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND	LEGG MASON INVESTORS TRUST, INC.
LEGG MASON GROWTH TRUST, INC.	LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON VALUE TRUST, INC.	LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, DAVID R. ODENATH, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ, PETER J. CILIBERTI, ARTHUR C. DELIBERT and FATIMA S. SULAIMAN my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE	DATE

/s/ David R. Odenath	December 12, 2008
David R. Odenath

Legg Mason Investment Trust, Inc.

Post-Effective Amendment No. 19

Exhibits

(a)(ix)	Articles of Amendment filed January 28, 2009

(a)(x)	Articles Supplementary filed January 29, 2009

(i)	Opinion and consent of counsel

(j)                               Consent of Independent Registered Public Accounting Firm